                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           TAX-FREE INVESTMENTS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.


[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11


     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:


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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:


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     (3)  Filing Party:


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     (4)  Date Filed:


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

                           TAX-FREE INVESTMENTS TRUST
                         TAX-FREE CASH RESERVE PORTFOLIO

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173


                                                               December 28, 2007


Dear Shareholder:


     Tax-Free Investments Trust (the "Trust") will hold a Special Meeting of Shareholders on February 29, 2008, in Houston, Texas. The purpose of the Meeting is to vote on important proposals affecting the Trust's portfolio, Tax-Free Cash Reserve Portfolio (the "Fund"). This package contains important information about the proposals, a proxy statement, simple instructions on how to vote by phone or via the Internet, and a business reply envelope for you to vote by mail.


     The Board of Trustees (the "Board") for the Fund has carefully considered the proposals below, believes that they are in the best interests of the Fund and its shareholders, and unanimously recommends that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

     The Board is requesting that you:

          1. Elect 13 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

          2. Approve a new sub-advisory agreement for the Fund between A I M Advisors, Inc. and various affiliated sub-advisers.

          3. Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board to terminate the Trust, the Fund or a share class without a shareholder vote.

          4. Approve an Agreement and Plan of Reorganization that provides for the restructuring of the Fund as a new series portfolio of Short-Term Investments Trust, an existing open-end management investment company organized as a Delaware statutory trust, the transfer of all of the Fund's assets and liabilities to the new series portfolio and the termination of the Fund as a designated series of Tax-Free Investments Trust.

          5. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

                                        Sincerely,


                                        -s- Karen Dunn Kelly

                                        Karen Dunn Kelley

                                        President and Principal Executive
                                        Officer

                             YOUR VOTE IS IMPORTANT.

PLEASE TAKE A MOMENT AFTER REVIEWING THE ENCLOSED MATERIALS TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, OR HAVE QUESTIONS, PLEASE NOTIFY US BY CALLING (800) 952-3502. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD. IF WE DO NOT HEAR FROM YOU AFTER A REASONABLE AMOUNT OF TIME, YOU MAY RECEIVE A TELEPHONE CALL FROM OUR PROXY SOLICITOR, COMPUTERSHARE FUND SERVICES, REMINDING YOU TO VOTE YOUR SHARES.

                           TAX-FREE INVESTMENTS TRUST
                         TAX-FREE CASH RESERVE PORTFOLIO

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

To the Shareholders of Tax-Free Cash Reserve Portfolio (the "Fund"):

     The Board of Trustees (the "Board") of Tax-Free Investments Trust (the "Trust") has carefully considered the proposals below, believes that they are in the best interests of the Fund and its shareholders, and unanimously recommends that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Elect 13 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.


          2. Approve a new sub-advisory agreement for the Fund between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.


          3. Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board to terminate the Trust, the Fund or a share class without a shareholder vote.

          4. Approve an Agreement and Plan of Reorganization that provides for the restructuring of the Fund as a new series portfolio of Short-Term Investments Trust, an existing open-end management investment company organized as a Delaware statutory trust, the transfer of all of the Fund's assets and liabilities to the new series portfolio and the termination of the Fund as a designated series of Tax-Free Investments Trust.

          5. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 29, 2008, at 3:00 p.m., Central Time.

     Shareholders of record of the Fund as of the close of business on November 30, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD. THE BOARD IS SOLICITING YOUR VOTE ON THE PROPOSALS SET FORTH ABOVE. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIAL. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY CARD AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST'S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                        -s- John M. Zerr

                                        John M. Zerr
                                        Secretary




December 28, 2007

                           TAX-FREE INVESTMENTS TRUST
                         TAX-FREE CASH RESERVE PORTFOLIO

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID WE SEND YOU THIS PROXY STATEMENT?


     We are sending you this Proxy Statement and the enclosed proxy card on behalf of Tax-Free Cash Reserve Portfolio (the "Fund") because the Board of Trustees (the "Board") of the Tax-Free Investments Trust (the "Trust") is soliciting your proxy to vote at the Special Meeting of Shareholders and at any adjournments or postponements of the Special Meeting (collectively, the "Special Meeting"). This Proxy Statement provides you information about the business to be conducted at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.



     The Trust intends to mail this Proxy Statement, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about December 28, 2007, to all shareholders entitled to vote. Shareholders of record of any class of the Fund as of the close of business on November 30, 2007 (the "Record Date"), are entitled to vote their respective shares at the Special Meeting. The number of shares outstanding of each class of the Fund on the Record Date can be found in Exhibit A. Each share of the Fund that you own entitles you to one vote on each proposal set forth in the table below (a fractional share has a fractional vote).



     We have previously sent to shareholders the most recent annual report for the Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 959-4246. We will furnish such report(s) free of charge.


WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?


     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 on February 29, 2008, at 3:00 p.m., Central Time.


WHAT ARE THE PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING?


     Each of the proposals described in this proxy statement is designed to benefit the Fund and its shareholders. In general, the proposals seek to optimize the efficiency, flexibility and transparency of the operations of the Fund and the delivery of investment management services to the Fund, and to streamline the portfolio management operations of A I M Advisors, Inc. ("AIM") and its affiliates.


     The following table summarizes each proposal to be presented at the Special Meeting and the page number on which the discussion of each proposal begins:

PROPOSAL                                                                         PAGE NUMBER
--------                                                                         -----------
1.  To elect trustees..........................................................        3
2.  To approve a new sub-advisory agreement between A I M Advisors, Inc. and
    various affiliated sub-advisers............................................       11
3.  To approve an amendment to the Trust's Agreement and Declaration of Trust..       15
4.  To approve an Agreement and Plan of Reorganization to restructure the Fund
    as a new series portfolio of an existing Delaware statutory trust..........       16




     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.


HOW DO I VOTE IN PERSON?

     If you do attend the Special Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Special Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call the Trust at (800) 952-3502 if you plan to attend the Special Meeting.

HOW DO I VOTE BY PROXY?

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting or to vote at the Special Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:


     - FOR the election of all 13 nominees for trustee of the Trust.


     - FOR the approval of a new sub-advisory agreement for the Fund between A I M Advisors, Inc. and various affiliated sub-advisers.

     - FOR the approval of an amendment to the Trust's Agreement and Declaration of Trust.

     - FOR the proposal to approve an Agreement and Plan of Reorganization (the "Plan") to restructure the Fund as a new series portfolio of an existing Delaware statutory trust.

     Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Special Meeting.

     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

MAY I REVOKE MY VOTE?

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

     - You may send in another proxy card at a later date, prior to the Shareholder Meeting.

     - If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

     - You may notify the Trust's Secretary in writing before the Special Meeting that you have revoked your proxy.

     - You may vote in person at the Special Meeting, as set forth above under the heading, "How Do I Vote in Person?".

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 3 for the Trust if shareholders entitled to vote one-third of the issued and outstanding shares of the Trust on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 4 for the Fund if shareholders entitled to vote one-third of the issued and outstanding shares of the Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposal 1 even if it has not received instructions from you. However, your broker will not be entitled to vote on Proposals 2, 3, and 4 unless it has received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because Proposals 2, 3, and 4, are considered non-routine, your broker will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered "broker non-votes." As a result, we urge you to complete and send in your proxy or voting instructions so your vote can be counted.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE SPECIAL MEETING?

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such an adjournment. If a quorum is present but sufficient votes to approve a proposal are not received, a shareholder vote may be taken on other proposals described in this Proxy Statement prior to any adjournment if sufficient votes have been received for such other proposals.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     Proposal 1. The affirmative vote of a plurality of votes cast by the shareholders of the Trust is necessary to elect trustees of the Trust at the Special Meeting, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot.

In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposal 2. Approval of Proposal 2 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of the Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposal 2 because approval of Proposal 2 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 3. Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast by shareholders of the Trust at the Special Meeting. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this proposal.

     Proposal 4. Approval of Proposal 4 requires the affirmative vote of a majority of the votes cast by shareholders of the Fund at the Special Meeting. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this proposal.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?


     The Trust has engaged the services of Computershare Fund Services ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs for the Fund are currently estimated to be in the aggregate approximately $4,000. The Trust expects to solicit proxies principally by mail, but the Trust or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers will not receive any additional or special compensation for any such solicitation. The Fund and AIM will each pay a portion of the cost of soliciting proxies.


WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETING?

     Management is not aware of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted on those matters in accordance with management's recommendation.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

     As a general matter, the Fund does not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of the Fund should be submitted to the Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals within a reasonable time, as determined by the Trust's management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

     For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 -- What Are the Committees of the
Board? -- Governance Committee."

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

WHAT IS THE STRUCTURE OF THE BOARD OF TRUSTEES?


     The Board currently consists of 14 persons. Twelve of the current trustees are "independent," meaning they are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Two of the current trustees are "interested persons" because of their business and financial relationships with the Trust and AIM, the Fund's investment adviser, and/or AIM's indirect parent, Invesco Ltd. ("Invesco").


     You are being asked to vote on the election of trustees to the Board of the Trust so that, in the event that Proposal 4 is not approved by shareholders, the Trust will have newly elected trustees.

WHO ARE THE NOMINEES FOR TRUSTEES?

     The Trust's Governance Committee (which consists solely of independent trustees) has approved the nomination of the 11 current independent trustees, as set forth below, to serve as trustee until his or her successor is elected and qualified. The Trust's full Board has approved the nomination of the two current interested trustees, as set forth below. Ruth H. Quigley, a current trustee, is retiring effective as of December 31, 2007.

     Each nominee who is a current trustee serves as a trustee of the 16 registered investment companies comprising the mutual funds advised by AIM (the "AIM Funds"). Each nominee who is a current trustee oversees 104 portfolios that comprise the AIM Funds. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would continue to oversee a total of 16 registered investment companies currently comprising 104 portfolios.

     Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of trustees.


     Information concerning Trustee ownership of Fund shares may be found under the heading "Additional Information -- Do Trustees Own Shares of the Fund?" which appears on page 20 herein.


  NOMINEES WHO CURRENTLY ARE INDEPENDENT TRUSTEES

                                                                                                           OTHER
NAME AND YEAR            TRUSTEE                                  PRINCIPAL OCCUPATION(S)              TRUSTEESHIP(S)
OF BIRTH                  SINCE       NAME OF TRUST                 DURING PAST 5 YEARS                     HELD
-------------            -------      -------------               -----------------------              --------------
Bob R. Baker...........    2003    Tax-Free              Retired                                    None
  (1936)                           Investments Trust
Frank S. Bayley........    2001    Tax-Free              Retired                                    Badgley Funds,
  (1939)                           Investments Trust     Formerly:  Partner, law firm of Baker &    Inc.(registered
                                                         McKenzie                                   investment company)
                                                                                                    (2 portfolios)
James T. Bunch.........    2003    Tax-Free              Founder, Green, Manning & Bunch Ltd.       None
  (1942)                           Investments Trust     (investment banking firm); and Director,
                                                         Policy Studies, Inc. and Van Gilder
                                                         Insurance Corporation
Bruce L. Crockett......    1992    Tax-Free              Chairman, Crockett Technology Associates   ACE Limited
  (1944)                           Investments Trust     (technology consulting company)            (insurance
                                                                                                    company); Captaris,
                                                                                                    Inc. (unified
                                                                                                    messaging provider)
Albert R. Dowden.......    2000    Tax-Free              Director of a number of public and         None
  (1941)                           Investments Trust     private business corporations, including
                                                         the Boss Group, Ltd. (private investment
                                                         and management), Reich & Tang Funds
                                                         (Chairman) (registered investment
                                                         company) (7 portfolios), Daily Income
                                                         Fund (4 portfolios), California Daily
                                                         Tax Free Income Fund, Inc., Connecticut
                                                         Daily Tax Free Income Fund, Inc., New
                                                         Jersey Daily Municipal Income Fund,
                                                         Inc., Annuity and Life Re (Holdings),
                                                         Ltd. (insurance company), and Homeowners
                                                         of America Holding Corporation (property
                                                         casualty company)
                                                         Formerly:  Director, CompuDyne
                                                         Corporation (provider of products and
                                                         services to the public security market);
                                                         Director, President and Chief Executive
                                                         Officer, Volvo Group North America,
                                                         Inc.; Senior Vice President, AB Volvo;
                                                         Director of various affiliated Volvo
                                                         companies; and Director, Magellan
                                                         Insurance Company
Jack M. Fields.........    1997    Tax-Free              Chief Executive Officer, Twenty First      Administaff
  (1952)                           Investments Trust     Century Group, Inc. (government affairs
                                                         company); Owner and Chief Executive
                                                         Officer, Dos Angelos Ranch, L.P.
                                                         (cattle, hunting, corporate
                                                         entertainment); and Discovery Global
                                                         Education Fund (non-profit)
                                                         Formerly:  Chief Executive Officer,
                                                         Texana Timber LP (sustainable forestry
                                                         company)
Carl Frischling........    1992    Tax-Free              Partner, law firm of Kramer Levin          Director, Reich &
  (1937)                           Investments Trust     Naftalis and Frankel LLP                   Tang Funds
                                                                                                    (7 portfolios)
Prema Mathai-Davis.....    1998    Tax-Free              Formerly:  Chief Executive Officer, YWCA   None
  (1950)                           Investments Trust     of the USA
Lewis F. Pennock.......    1992    Tax-Free              Partner, law firm of Pennock & Cooper      None
  (1942)                           Investments Trust
Larry Soll, Ph.D. .....    2003    Tax-Free              Retired                                    None
  (1942)                           Investments Trust
Raymond Stickel, Jr. ..    2005    Tax-Free              Retired
  (1944)                           Investments Trust
                                                         Formerly:  Partner, Deloitte & Touche      None
                                                         and Director, Mainstay VP Series Funds,
                                                         Inc. (25 portfolios)

  NOMINEES WHO CURRENTLY ARE INTERESTED PERSONS

NAME, YEAR OF
BIRTH AND                                                                                                  OTHER
POSITION(S) HELD          TRUSTEE                                  PRINCIPAL OCCUPATION(S)            TRUSTEESHIP(S)
WITH THE TRUST             SINCE       NAME OF TRUST                 DURING PAST 5 YEARS                   HELD
----------------          -------      -------------               -----------------------            --------------
Martin L. Flanagan(1)..     2007    Tax-Free              Director, Chief Executive Officer and       None
  (1960)                            Investments Trust     President, Invesco Ltd. (ultimate parent
                                                          of AIM and a global investment management
                                                          firm); Director, Chief Executive Officer
                                                          and President, Invesco Holding Company
                                                          Ltd. (formerly known as INVESCO PLC);
                                                          Chairman, A I M Advisors, Inc.
                                                          (registered investment adviser); and
                                                          Director, Chairman, Chief Executive
                                                          Officer and President, IVZ Inc. (holding
                                                          company) and INVESCO North American
                                                          Holdings, Inc. (holding company);
                                                          Chairman and President, INVESCO Group
                                                          Services, Inc. (service provider);
                                                          Trustee, The AIM Family of Funds(R); Vice
                                                          Chairman, Investment Company Institute;
                                                          and Member of Executive Board, SMU Cox
                                                          School of Business
                                                          Formerly:  President, Co-Chief Executive
                                                          Officer, Co-President, Chief Operating
                                                          Officer and Chief Financial Officer,
                                                          Franklin Resources, Inc. (global
                                                          investment management organization) and
                                                          Chairman, Investment Company Institute
Philip A. Taylor(2)....     2006    Tax-Free              Director, Chief Executive Officer and       None
  (1954)                            Investments Trust     President, AIM Mutual Fund Dealer Inc.
                                                          (registered broker dealer), A I M
                                                          Advisors, Inc., AIM Funds Management Inc.
                                                          d/b/a INVESCO Enterprise Services
                                                          (registered investment adviser and
                                                          registered transfer agent) and 1371
                                                          Preferred Inc. (holding company);
                                                          Director, Chairman, Chief Executive
                                                          Officer and President, A I M Management
                                                          Group Inc. and A I M Capital Management,
                                                          Inc. (registered investment adviser);
                                                          Director and President, INVESCO Funds
                                                          Group, Inc. (registered investment
                                                          adviser and registered transfer agent)
                                                          and AIM GP Canada Inc. (general partner
                                                          for limited partnership); Director, A I M
                                                          Distributors, Inc. (registered broker
                                                          dealer); Director and Chairman, AIM
                                                          Investment Services, Inc. (registered
                                                          transfer agent) and INVESCO Distributors,
                                                          Inc. (registered broker dealer);
                                                          Director, President and Chairman, IVZ
                                                          Callco Inc. (holding company), INVESCO
                                                          Inc. (holding company) and AIM Canada
                                                          Holdings Inc. (holding company); Director
                                                          and Chief Executive Officer, AIM Trimark
                                                          Corporate Class Inc. (formerly AIM
                                                          Trimark Global Fund Inc.) (corporate
                                                          mutual fund company) and AIM Trimark
                                                          Canada Fund Inc. (corporate mutual fund
                                                          company); Trustee, President and
                                                          Principal Executive Officer, The AIM
                                                          Family of Funds(R) (other than AIM
                                                          Treasurer's Series Trust, Short-Term
                                                          Investments Trust and Tax-Free
                                                          Investments Trust); Trustee and Executive
                                                          Vice President, The AIM Family of
                                                          Funds(R) (AIM Treasurer's Series Trust,
                                                          Short-Term Investments Trust and Tax-Free
                                                          Investments Trust only) ; and Manager,
                                                          PowerShares Capital Management LLC
                                                          Formerly:  Director and Chairman, Fund
                                                          Management Company (former registered
                                                          broker dealer); President and Principal
                                                          Executive Officer, The AIM Family of
                                                          Funds(R) (AIM Treasurer's Series Trust,
                                                          Short-Term Investments Trust and Tax-Free
                                                          Investments Trust only); Chairman, AIM
                                                          Canada Holdings, Inc.; President, AIM
                                                          Trimark Global Fund Inc. and AIM Trimark
                                                          Canada Fund Inc.



WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" the 13 nominees listed above.


----------
     (1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Fund because he is an officer of the adviser to the Fund, and an officer and a director of Invesco, parent of the adviser to the Fund.

     (2) Mr. Taylor is considered an interested person of the Fund because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Fund.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The Board currently has six standing committees: an Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee, a Special Market Timing Litigation Committee and a Valuation Committee. Effective January 1, 2008, the Board's Valuation Committee will be reconstituted as a Valuation, Distribution and Proxy Oversight Committee.

  AUDIT COMMITTEE

     The Audit Committee is separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Further, the Audit Committee is comprised entirely of trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The current members of the Audit Committee are James T. Bunch, Bruce L. Crockett, Lewis F. Pennock, Dr. Larry Soll, Raymond Stickel, Jr. (Chair), and Ruth H. Quigley (Vice Chair). Effective January 1, 2008, Mr. Bunch will replace Miss Quigley as the Vice Chair of each Audit Committee.

     The Audit Committee's primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants (the "independent auditors") for the Fund; (ii) appoint independent auditors for the Fund; (iii) pre-approve all permissible non-audit services that are provided to the Fund by their independent auditors to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to the Fund's investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent auditors; (vi) review the Fund's audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Fund's shareholder reports; (ix) review certain tax procedures maintained by the Fund; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Fund who are employees or former employees of the independent auditors; and
(xiv) remain informed (a) of the Fund's accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Fund's net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Fund.

  COMPLIANCE COMMITTEE

     The current members of the Compliance Committee are Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel.

     The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the AIM Fund's Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the AIM Fund's Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the AIM Fund's Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the AIM Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the AIM Funds and, in connection therewith, receiving and overseeing risk management reports from INVESCO that are applicable to the AIM Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant.

  GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The current members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling and Dr. Prema Mathai-Davis.

     The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the AIM Funds that are called to vote on the election of trustees, (b) appointment by the Board to fill vacancies that arise between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committee will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committee.

     In seeking out potential nominees and in nominating persons to serve as independent trustees of the AIM Funds, the Governance Committee will not discriminate against any person based on his or her race, religion, national origin, gender, physical disability and other factors not relevant to the person's ability to serve as an independent trustee. Evaluation by the Governance Committee of a person as a potential nominee to serve as an independent trustee, including a person nominated by a shareholder, should result in the following findings by the Governance Committee: (i) that, if such nominee is elected or appointed, at least 75% of the trustees will be independent trustees; (ii) that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the AIM Funds; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) with respect to potential nominees who will serve as members of the Audit Committee of the Fund, that the person meets the requirements set forth in the AIM Fund's Audit Committee charter for service on such Committee; (v) that the person can make a positive contribution to the Board and the Fund, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (vi) that the person is of good character and high integrity; and (vii) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committee can consider recommendations from management in its evaluation process.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of the Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:
(a) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner; and (b) the number of shares of each series portfolio of the Trust which are owned of record or beneficially by such shareholder and such beneficial owner.


     A current copy of the Governance Committees' Charter is available at http://www.aiminvestments.com. Go to this site, access the About Us tab, and click on Charter of the Governance Committees.


  INVESTMENTS COMMITTEE

     The current members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor, Drs. Mathai-Davis (Vice Chair) and Soll, and Miss Quigley (Vice Chair). Effective January 1, 2008, Dr. Soll will replace Miss Quigley as a Vice Chair of each Investments Committee.

     The Investments Committee's primary purpose is to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the AIM Funds, and to recommend what action the full Board and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

     The Investments Committee has established three Sub-Committees. Each Sub-Committee is responsible for: (i) reviewing the performance, fees and expenses of the AIM Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory and sub-advisory arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

  SPECIAL MARKET TIMING LITIGATION COMMITTEE

     The current members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair).


     The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution.


  VALUATION COMMITTEE (IN PLACE PRIOR TO JANUARY 1, 2008)

     The current members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Taylor, Dr. Soll, and Miss Quigley (Chair).

     The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the AIM Funds and private funds, if any, advised by AIM for which AIM Fund administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board.

  VALUATION, DISTRIBUTION AND PROXY OVERSIGHT COMMITTEE (EFFECTIVE JANUARY 1,
  2008)

     The Board has appointed Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), and Taylor, and Drs. Mathai-Davis and Soll to be the members of the Valuation, Distribution and Proxy Oversight Committee, effective January 1, 2008.

     The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in the oversight of creation and maintenance by the principal underwriter of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the AIM Funds; and (b) to make regular reports to the full Boards of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Boards with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee and making reports and recommendations to the full Boards with respect thereto, (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of AIM evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Boards; (v) upon request of AIM, assisting AIM's internal valuation committee or the full Boards in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from AIM regarding liquidity determinations made pursuant to the Liquidity Procedures by AIM and making reports and recommendations to the full Boards with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Boards with respect thereto, and (iii) reviewing other information from the principal underwriter to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Boards with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by AIM and other advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Boards with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by AIM or other advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Boards with respect thereto, and (iii) in implementing its responsibilities in this area, assisting AIM in resolving particular proxy voting issues.

  HOW OFTEN DID THE BOARD AND ITS COMMITTEES MEET?

     The following table sets forth information regarding the number of meetings held by the Board and each committee of the Board for the Trust's most recently completed fiscal year. All of the current trustees then serving attended at least 75% of the meetings of the Board or applicable committee held during the most recent fiscal year.

                                                                                                         SPECIAL
                                                                                                         MARKET
                                                                                                         TIMING
                                                     AUDIT     COMPLIANCE   GOVERNANCE   INVESTMENTS   LITIGATION   VALUATION
                                           BOARD   COMMITTEE    COMMITTEE    COMMITTEE    COMMITTEE     COMMITTEE   COMMITTEE
                                           -----   ---------   ----------   ----------   -----------   ----------   ---------
TAX-FREE INVESTMENTS TRUST(1)...........     8         6            7            8            6             1           6


--------

   (1) Information disclosed is for the fiscal year ended March 31, 2007.

     The Fund normally does not hold annual shareholders' meetings; however, to the extent that the Fund does hold annual shareholder meetings, the trustees are encouraged, but not required to attend such meetings.

HOW DO SHAREHOLDERS COMMUNICATE WITH THE BOARD?


     The Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with the Board or with an individual trustee, such shareholder should send his, her or its communications to Ivy B. McLemore, Senior Vice President, Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, (713) 214-1904,
ivy.mclemore@aiminvestments.com. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the Legal Department, which shall then promptly forward such shareholder communications to the individual trustee of the Fund to whom they were addressed or to the full Board.


WHAT ARE TRUSTEES AND OFFICERS PAID FOR THEIR SERVICES?

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer and meeting fees. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services in such capacities.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006 is found in Exhibit B.

DO THE TRUSTEES HAVE A RETIREMENT PLAN?

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72, subject to a reduction for early payment.

DO ANY TRUSTEES HAVE DEFERRED COMPENSATION AGREEMENTS?


     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields, Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


WHO ARE THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS?

     The Audit Committees of the Board of Tax-Free Investments Trust has appointed PricewaterhouseCoopers LLP ("PwC") as such Trust's independent public accountants for the fiscal year ending March 31, 2008. Representatives of PwC are expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

     The Audit Committee of the Board has considered whether the provision of the services below is compatible with maintaining the independence of PwC.

WHAT DID PWC BILL TAX-FREE INVESTMENTS TRUST?

     PwC billed Tax-Free Investments Trust aggregate fees for services rendered to Tax-Free Investments Trust for the last two fiscal years as follows:

                                                                                                           PERCENTAGE OF FEES
                                                                  PERCENTAGE OF FEES    FEES BILLED FOR    BILLED APPLICABLE
                                               FEES BILLED FOR   BILLED APPLICABLE TO       SERVICES          TO NON-AUDIT
                                                  SERVICES        NON-AUDIT SERVICES      RENDERED TO      SERVICES PROVIDED
                                                 RENDERED TO      PROVIDED FOR FISCAL       TAX-FREE      FOR FISCAL YEAR END
                                                  TAX-FREE           YEAR END 2007        INVESTMENTS       2006 PURSUANT TO
                                                 INVESTMENTS      PURSUANT TO WAIVER    TRUST FUNDS FOR      WAIVER OF PRE-
                                              TRUST FOR FISCAL      OF PRE-APPROVAL          FISCAL             APPROVAL
                                                YEAR END 2007       REQUIREMENT(1)       YEAR END 2006       REQUIREMENT(1)
                                              ----------------   --------------------   ---------------   -------------------
Audit Fees..................................       $26,298                N/A               $40,857               N/A
Audit-Related Fees                                 $     0                  0%              $     0                 0%
Tax Fees(2).................................       $ 5,500                  0%              $ 4,820                 0%
All Other Fees..............................       $     0                  0%              $     0                 0%
Total Fees..................................       $31,798                  0%              $45,677                 0%



PwC billed Tax-Free Investments Trust aggregate non-audit fees of $5,500 for the fiscal year ended 2007, and $4,820 for the fiscal year ended 2006, for non-audit services rendered to Tax-Free Investments Trust.

--------

   (1) For the provision of non-audit services to Tax-Free Investments Trust, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by Tax-Free Investments Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by Tax-Free Investments Trust to PwC during a fiscal year, and (iii) such services are promptly brought to the attention of Tax-Free Investments Trust's Audit Committee and approved by the Audit Committee prior to the completion of the audit.

   (2) Tax fees for the fiscal year end March 31, 2007 include fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end March 31, 2006 include fees billed for reviewing tax returns.

WHAT DID PWC BILL AIM AND AIM AFFILIATES?

     PwC did not bill any fees for non-audit services to AIM or any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Fund for the last two fiscal years ended March 31, 2007 and March 31, 2006 for Tax-Free Investments Trust.

     The Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures are set forth in Appendix I.

                                   PROPOSAL 2

                    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

WHAT AM I BEING ASKED TO APPROVE?


     The Board recommends that you approve for the Fund a new investment sub-advisory agreement (the proposed sub-advisory agreement) between AIM and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.) Inc.; and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers").


     The form of the proposed sub-advisory agreement is set forth in Appendix
II. The Fund's advisory agreement with AIM expressly permits AIM to delegate any or all of its rights, duties or obligations under the advisory agreement to one or more sub-advisers and also expressly permits AIM to replace sub-advisers from time to time in its discretion, in accordance with applicable law.

HOW WILL THE PROPOSED SUB-ADVISORY AGREEMENT BENEFIT MY FUND?

     The Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations (i) on the markets and economies of various countries and securities of companies located in such countries and/or (ii) on various types of investments and investment techniques, and providing investment advisory services. AIM and the Board believe that the proposed sub-advisory agreement will benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.

     Because AIM will pay all of the sub-advisory fees of the Affiliated Sub Advisers, the proposed sub-advisory agreement will not affect the fees the Fund pays to AIM pursuant to its advisory agreement.

     The proposed sub-advisory agreement would allow AIM and the Fund to receive investment advice and research services from the Affiliated Sub-Advisers and would also permit AIM to grant one or more of the Affiliated Sub-Advisers investment management authority for the Fund if AIM believes doing so would benefit the Fund and its shareholders. The sub-advisory fees payable under the proposed sub-advisory agreements will have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Affiliated Sub-Advisers.

     AIM and the Board believe that the proposed sub-advisory agreement, if approved by shareholders, will provide AIM with increased flexibility in assigning portfolio managers to the Fund and will give the Fund access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques. Additionally, AIM and the Board believe that the Fund and its shareholders may benefit from giving the Affiliated Sub-Advisers the ability to execute portfolio transactions for the Fund from offices located outside the United States. This ability should enable the Fund to participate more fully in trading sessions of foreign exchanges and to react more quickly to changing market conditions around the world.

     The Fund's current portfolio managers are disclosed in the Fund's prospectus. Any changes to the Fund's portfolio managers also will be disclosed in the Fund's prospectus.

WHO ARE THE PROPOSED SUB-ADVISERS?

     AIM Funds Management Inc. ("AFM") is a company incorporated in the province of Ontario and has its principal office at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7. AFM has been an investment adviser since 1994.

     INVESCO Asset Management Deutschland, GmbH ("INVESCO Deutschland") is a German corporation with limited liability and has its principal office at Bleichstrasse 60-62, Frankfurt, Germany 60313. INVESCO Deutschland has been an investment adviser since 1998.


     INVESCO Asset Management Ltd. ("IAML") is a United Kingdom corporation and has its principal office at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. IAML has been an investment adviser since 2001.



     Invesco Asset Management (Japan) Limited ("Invesco Japan") is a Japanese corporation and has its principal office at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. Invesco Japan has been an investment adviser since 1996.

     Invesco Australia Limited ("Invesco Australia") is an Australian public limited company and has its principal office at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia. Invesco Australia has been an investment adviser since 1983.



     Invesco Global Asset Management (N.A.), Inc. ("IGAM") is a company incorporated in the state of Delaware and has its principal office at 1360 Peachtree Street, Suite 100, Atlanta, Georgia 30309. IGAM has been an investment adviser since 1997.



     Invesco Hong Kong Limited ("Invesco Hong Kong") is a Hong Kong corporation and has its principal office at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong. Invesco Hong Kong has been an investment adviser since 1994.



     Invesco Institutional (N.A.), Inc. ("IINA") is a company incorporated in the state of Delaware and has its principal office at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309. IINA has been an investment adviser since 1988.



     Invesco Senior Secured Management, Inc. ("ISSM") is a company incorporated in the state of Delaware and has its principal office at 1166 Avenue of the Americas, New York, New York 10036. ISSM has been as an investment adviser since 1992.



     Each of the Affiliated Sub-Advisers other than Invesco Australia currently is registered with the SEC as an investment adviser. As required by the terms of the proposed sub-advisory agreement, Invesco Australia will be so registered prior to providing any services to any of the Funds under the proposed sub-advisory agreement.



     Each of the Affiliated Sub-Advisers is an indirect wholly owned subsidiary of Invesco and an affiliate of AIM, the Fund's investment adviser. AIM is an indirect wholly owned subsidiary of Invesco. Invesco is a Bermuda company and has its principal office at 1360 Peachtree Street NE, Atlanta, Georgia 30309. Invesco and its subsidiaries comprise one of the world's largest independent investment management organizations, with approximately $521.1 billion in assets under management as of October 31, 2007.


     A list of the names, addresses and principal occupations of the principal executive officer and directors of each Affiliated Sub-Adviser is in Exhibit C.


WHICH TRUSTEES AND OFFICERS OF THE TRUST HAVE AN EQUITY INTEREST IN INVESCO OR ARE OFFICERS AND/OR DIRECTORS OF THE AFFILIATED SUB-ADVISERS?



     The following table lists the current trustees and executive officers of the Trust who own shares of Invesco and/or options to purchase shares of Invesco. The table also lists those current trustees and executive officers of the Trust who are also officers and/or directors of an Affiliated Sub-Adviser.


NAME AND POSITION(S) HELD WITH THE TRUST           POSITION HELD WITH AFFILIATED SUB-ADVISER(S)
----------------------------------------           --------------------------------------------
Martin L. Flanagan.............................  None
  Trustee
Philip A. Taylor...............................  Director and officer of AFM
  Trustee and Executive Vice President
Karen Dunn Kelly...............................  None
  President and Principal Executive Officer
Sidney M. Dilgren..............................  None
  Vice President, Treasurer and Principal
  Financial Officer
John M. Zerr...................................  None
  Senior Vice President, Chief Legal Officer
  and Secretary
Lisa O. Brinkley...............................  None
  Vice President
Kevin M. Carome................................  None
  Vice President
Todd L. Spillane...............................  Chief Compliance Officer of IGAM, IINA and ISSM
  Chief Compliance Officer
Lance A. Rejsek................................  None
  Anti-Money Laundering Compliance Officer



WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     The primary terms of the proposed sub-advisory agreement are as follows:


     - The proposed sub-advisory agreement provides that AIM may, in its discretion, appoint each Affiliated Sub-Adviser to provide one or more of the following services: (i) investment advice to the Fund for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for the Fund; or (iii) discretionary investment management of all or a portion of the investments of the Fund. The proposed sub-advisory agreement provides that the services and the portion of the investments of the Fund to be advised or managed by each Affiliated Sub-Adviser shall be as agreed from time to time by AIM and the Affiliated Sub-Advisers. With respect to the portion of the investments of the Fund under its management, each Affiliated Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Affiliated Sub-Adviser may select; and (iii) upon the request of AIM, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund.

     - Each Affiliated Sub-Adviser will agree under the proposed sub-advisory agreement, that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Affiliated Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Fund or provide the Fund, AIM's other clients, or an Affiliated Sub-Adviser's other clients with research, analysis, advice and similar services. Each Affiliated Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Affiliated Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and such Affiliated Sub-Adviser to the Fund and their other clients and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     - The proposed sub-advisory agreement requires that whenever an Affiliated Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by such Affiliated Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.


     - The proposed sub-advisory agreement permits each Affiliated Sub-Adviser to perform any or all of the services contemplated by the proposed sub-advisory agreement, including but not limited to providing investment advice to the Fund and placing orders for the purchase and sale of portfolio securities for the Fund, directly or through such of its subsidiaries or other affiliates, including each of the other Affiliated Sub-Advisers, as such Affiliated Sub-Adviser determines.



     - The proposed sub-advisory agreement requires that, in all matters relating to its performance, each Affiliated Sub-Adviser act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of AIM and the Board and that each Affiliated Sub-Adviser comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.


     - The proposed sub-advisory agreement provides that, to the extent an Affiliated Sub-Adviser provides only investment advice or trading services to AIM and the Fund, it will do so for no compensation from either AIM or the Fund.


     - The proposed sub-advisory agreement provides that, to the extent an Affiliated Sub-Adviser manages a portion of the Fund's investments, the fee that AIM will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that AIM receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) a fraction equal to the net assets of the Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of the Fund for that month. In no event shall the aggregate monthly fees paid to the Affiliated Sub-Advisers under the proposed sub-advisory agreement exceed 40% of the monthly compensation AIM receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by AIM, if any. The proposed sub-advisory agreement further provides that if, for any fiscal year of the Trust, the amount of the advisory fee that the Fund would otherwise be obligated to pay to AIM is reduced because of contractual or voluntary fee waivers or expense limitations by AIM, the fee payable to each Affiliated Sub-Adviser will be reduced proportionately; and to the extent that AIM reimburses the Fund as a result of such expense limitations, such Affiliated Sub-Adviser will reimburse AIM for such reimbursement payments in the same proportion that the fee payable to such Affiliated Sub-Adviser bears to the advisory fee.


     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to maintain all books and records of the securities transactions of the Fund in compliance with the requirements of the federal securities laws and to furnish the Board and AIM with periodic and special reports as the Board or AIM reasonably may request.

     - The proposed sub-advisory agreement requires each Sub-Adviser to maintain compliance procedures for the Fund that it and AIM reasonably believe are adequate to ensure compliance with the federal securities laws and the investment objective(s) and policies as stated in the Fund's prospectus and statement of additional information.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser at its expense to make available to the Board and AIM at reasonable times its portfolio managers and other appropriate investment personnel, either in person or, at the mutual convenience of AIM and the Affiliated Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Fund and to consult with the Board and AIM regarding the Fund's investment affairs, including economic, statistical and investment matters related to the Affiliated Sub-Adviser's duties, and to provide periodic reports to AIM relating to the investment strategies it employs.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to assist in the fair valuation of portfolio securities held by the Fund.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, upon AIM's request, to review draft reports to shareholders and other documents and provide comments on a timely basis.

     - The proposed sub-advisory agreement includes an express representation and warranty by each Affiliated Sub-Adviser that it has adopted a code of ethics meeting the requirements of applicable law.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, unless otherwise directed by AIM or the Board, to vote all proxies received in accordance with AIM's proxy voting policy or, if the Affiliated Sub-Adviser has a proxy voting policy approved by the Board, such Affiliated Sub-Adviser's proxy voting policy.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to provide the Fund's custodian on each business day with information relating to all transactions concerning the assets of the Fund.

     - The proposed sub-advisory agreement provides that AIM and each Affiliated Sub-Adviser have signed one sub-advisory agreement for administrative convenience to avoid a multiplicity of documents, but that it is understood and agreed that the proposed sub-advisory agreement shall constitute a separate sub-advisory agreement between AIM and each Sub-Adviser with respect to the Fund.


     The proposed sub-advisory agreement will continue from year to year for the Fund only if continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of independent trustees cast at a meeting called for that purpose. The proposed sub-advisory agreement is terminable for the Fund or any Affiliated Sub-Adviser: (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to such Affiliated Sub-Adviser(s); or
(ii) by AIM on sixty days' written notice to such Affiliated Sub-Adviser(s); or
(iii) by an Affiliated Sub-Adviser on sixty days' written notice to the Trust. Should the proposed sub-advisory agreement be terminated for an Affiliated Sub-Adviser, AIM will assume the duties and responsibilities of such Affiliated Sub-Adviser unless and until AIM appoints another Affiliated Sub-Adviser to perform such duties and responsibilities. In addition, the proposed sub-advisory agreement will terminate automatically if assigned.


WHAT FACTORS DID THE TRUSTEES CONSIDER IN APPROVING THE PROPOSED SUB-ADVISORY AGREEMENT?


     At in-person meetings held on December 12-13, 2007, the Board, including a majority of the independent trustees, voting separately, approved the proposed sub-advisory agreement for the Fund, effective on or about May 1, 2008. In so doing, the Board determined that the proposed sub-advisory agreement is in the best interests of the Fund and its shareholders and that the compensation to the Affiliated Sub-Advisers under the proposed sub-advisory agreement is fair and reasonable.



     The independent trustees met separately during their evaluation of the proposed sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The proposed sub-advisory agreement was considered separately for the Fund, although the Board also considered the common interests of all of the AIM Funds in their deliberations. The Board comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.


     Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board's approval of the proposed sub-advisory agreement for the Fund. The Board reached its conclusions after careful discussion and analysis. The Board believes that they have carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the Board and the independent trustees have considered what they believe to be in your best interests.

  A. NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE AFFILIATED SUB-ADVISERS


     The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the proposed sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers were appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board concluded that the proposed sub-advisory agreement will benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.


  B. FUND PERFORMANCE

     The Board did not view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as no Affiliated Sub-Adviser currently serves as sub-adviser to the Fund.

  C. SUB-ADVISORY FEES


     The Board considered the services to be provided by the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement and the services to be provided by AIM pursuant to the Fund's advisory agreement, as well as the allocation of fees between AIM and the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Affiliated Sub-Advisers, and that AIM and the Affiliated Sub-Advisers are affiliates. After taking account of the Fund's contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund's sub-advisory fees were fair and reasonable.


  D. FINANCIAL RESOURCES OF THE AFFILIATED SUB-ADVISERS

     The Board considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the proposed sub-advisory agreement, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?


     If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to each Affiliated Sub-Adviser other than Invesco Australia, on or about May 1, 2008. If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to Invesco Australia, on the later of on or about May 1, 2008 and the date that Invesco Australia is registered with the SEC as an investment adviser, if Invesco Australia is not registered on or about May 1, 2008. Unless terminated sooner by its terms, the proposed sub-advisory agreement for the Fund will expire, unless continued by the Board, on June 30, 2009.


WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 2.


                                   PROPOSAL 3

          APPROVAL OF AN AMENDMENT TO THE AGREEMENT AND DECLARATION OF
         TRUST TO PERMIT THE BOARD TO TERMINATE THE TRUST, THE FUND OR A
                     SHARE CLASS WITHOUT A SHAREHOLDER VOTE


WHAT AM I BEING ASKED TO APPROVE?

     The Trust and the Fund are governed by an Amended and Restated Agreement and Declaration of Trust, as amended ("Declaration of Trust"), and Amended and Restated Bylaws, as amended. Currently under the Declaration of Trust, the Trust, the Fund or a share class of the Fund may be terminated by: (i) a shareholder vote of the Trust or the Fund or share class, respectively; or (ii) if there are fewer than 100 shareholders of record of the Trust, the Fund or share class, the trustees of the Trust.

     The Board recommends that you approve an amendment to the Declaration of Trust that would eliminate the requirement that shareholders approve the termination of the Trust, the Fund or a share class if there are 100 or more holders of record of the Trust, Fund or share class. Therefore, if Proposal 3 is approved, the Board will be able to terminate the Trust, the Fund or any share class of the Fund without incurring the expense of obtaining shareholder approval, regardless of the number of shareholders of record.

     You are being asked to vote on the amendment to the Trust's Declaration of Trust so that, in the event that Proposal 4 is not approved by shareholders, the Trust will have an amended Declaration of Trust.

     Exhibit D sets forth the current text of the first paragraph of Section 6.1 of Article VI of the Declaration of Trust. Section 6.1(iii) is the provision of the Declaration of Trust that requires a shareholder vote in order to approve the termination of the Trust, the Fund or a share class if there are 100 or more holders of record of the Trust, the Fund or share class. Section 6.1(vi) requires a shareholder vote in order to amend any portion of Section 6.1. Therefore, you are being asked to approve an amendment to Section 6.1 of the Trust's Declaration of Trust that would replace the first paragraph of existing
Section 6.1 in its entirety with the following:

          "SECTION 6.1 Voting Powers. The Shareholders shall have power to vote only to: (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) approve the sale of all or substantially all the assets of the Trust or any Portfolio or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust; (iv) approve the merger or consolidation of the Trust or any Portfolio or Class with and into another Company or with and into any Portfolio or Class of the Trust, unless (A) the primary purpose of such merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or
     (B) after giving effect to such merger or consolidation, based on the number of Outstanding Shares as of a date selected by the Trustees, the Shareholders of the Trust or such Portfolio or Class will have a majority of the outstanding shares of the surviving Company or Portfolio or Class thereof, as the case may be;
     (v) approve any amendment to this Article VI, Section 6.1; and (vi) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine."

HOW WILL THE PROPOSED CHANGE BENEFIT MY FUND?

     Elimination of the shareholder approval requirement to terminate the Trust, the Fund or a share class of the Fund gives the Board the flexibility to terminate the Trust, the Fund or a share class of the Fund if circumstances warrant without the commensurate expense of seeking a shareholder vote. Such circumstances may include, among others, an inability to market the Fund in current economic conditions or when the costs of managing the Fund exceed any benefits its shareholders may receive. Neither state law nor the 1940 Act require shareholder approval prior to the termination of the Trust, the Fund or a share class. The Board would terminate the Trust, the Fund or a share class only if they found that doing so was in the best interests of the shareholders of the Trust, the Fund or a share class, as applicable.


     In the event the Board were to terminate the Trust, the Fund or a share class, shareholders would receive notice prior to such termination. Termination of the Fund or a share class involves liquidating the Fund or share class, as applicable. Termination of the Trust involves deregistering the Trust as an investment company and, following such deregistration, dissolving it under Delaware law.


WHEN WILL PROPOSAL 3 BE IMPLEMENTED?

     If Proposal 3 is approved, the amendment to the Trust's Declaration of Trust will become effective on or about May 1, 2008.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

  The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 3


                                   PROPOSAL 4

                 APPROVAL OF THE PLAN TO RESTRUCTURE THE FUND AS
             A NEW SERIES PORTFOLIO OF SHORT-TERM INVESTMENTS TRUST

WHAT AM I BEING ASKED TO APPROVE?

     The Trust, a Delaware statutory trust, currently is comprised of one series portfolio: the Fund. AIM has identified the Fund as appropriate to be restructured as new series portfolio of Short-Term Investments Trust ("STIT"), an existing open-end management investment company organized as a Delaware statutory trust.


     The Board has approved the Plan, which provides for a series of transactions to restructure the Fund (for purposes of the discussion in this Proposal 4, the "Current Fund") as a corresponding series (the "New Fund") of STIT. Under the Plan, the Current Fund will transfer all of its assets to the New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Restructuring"). A form of the Plan relating to the proposed Restructuring is set forth in Appendix III.


     At the Special Meeting, shareholders of the Fund will be asked to approve the Restructuring. Approval of the Plan requires the affirmative vote of a majority of the votes cast by the shareholders of the Current Fund.

HOW WILL THE PROPOSED RESTRUCTURING BENEFIT MY FUND?


     The Restructuring is being proposed to simplify the organizational structure and reduce the costs of the AIM Funds. The operations of the New Fund following the Restructuring will be substantially similar to those of the predecessor Current Fund. Restructuring the Current Fund as a New Fund of STIT will have the effect of consolidating the record-keeping, accounting, financial reporting and securities law compliance in a single investment company, which will in turn create greater operating efficiencies for the AIM Funds. STIT, like the Trust, operates as an open-end management investment company registered with the SEC under the 1940 Act.


WHAT WILL THE PROPOSED RESTRUCTURING INVOLVE?


     To accomplish the Restructuring, the New Fund has been established as a series portfolio of STIT. On the closing date, the Current Fund will transfer all of its assets to the corresponding classes of the New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of beneficial interest of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, the Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of the Current Fund. Upon completion of the Restructuring, each shareholder of the Current Fund will be the owner of full and fractional shares of the New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. After the consummation of the Restructuring, the Current Fund will be terminated as a designated series of the Trust.

     The obligations of the Trust and STIT under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Restructuring by action of the Board, notwithstanding the approval of the Plan by the shareholders of the Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of the Current Fund. The Trust and STIT may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of the Current Fund.

     The Plan authorizes the Trust to acquire one share of each class of the New Fund and, as the sole shareholder of the New Fund prior to the Restructuring, to do each of the following:

     - Approve for the New Fund a new investment advisory agreement with AIM that will be substantially identical to the Current Fund's existing investment advisory agreement with AIM.


     - Approve for the New Fund a new sub-advisory agreement between AIM and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.) Inc.; and Invesco Senior Secured Management, Inc. (collectively; the "Affiliated Sub-Advisers") that will be substantially identical to the proposed sub-advisory agreement that the shareholders of the Current Fund are being asked to approve under Proposal 2. Information on the new sub-advisory agreement is set forth above under Proposal 2. If Proposal 2 is not approved by shareholders of the Current Fund, the Trust will not approve a sub-advisory agreement between AIM and the Affiliated Sub-Advisers for the corresponding New Fund.


     - Approve for the New Fund a new administrative services agreement with AIM that will be substantially identical to the Trust's existing administrative services agreement with AIM.

     - Approve for the New Fund a distribution agreement with A I M Distributors, Inc. ("ADI"). The proposed distribution agreement will provide for substantially identical distribution services as currently provided to the Current Fund by ADI.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each class of the New Fund (other than Institutional Class shares) that will be substantially identical to the Current Fund's existing distribution plan for that class.

     - Approve for the New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with AIM Investment Services, Inc., each of which currently provides such services to the Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act. Each of the custodian agreement, transfer agency and servicing agreement and multiple class plan pursuant to Rule 18f-3 will be substantially identical to the agreements and multiple class plan that exist for the Current Fund.

     - Ratify the selection of PricewaterhouseCoopers, LLP, the registered independent public accountants for the Current Fund, as the registered independent public accountants for the New Fund.

     - Approve such other agreements and plans as are necessary for the New Fund's operation as a series of an open-end management investment company.

     STIT's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of the New Fund. Such accounts will be identical to the accounts currently maintained by the Trust's transfer agent for each shareholder of the Current Fund. Shares held in Current Fund accounts will automatically be designated as shares of the New Fund. Any certificates for Current Fund shares issued before the Restructuring will represent shares of the New Fund after the Restructuring. Shareholders of the New Fund will not have the right to demand or require STIT to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Fund will be replicated on the New Fund account. No sales charges will be imposed in connection with the Restructuring.


     Assuming your approval of Proposal 4, the Trust currently contemplates that the Restructuring will be consummated on or about April 30, 2008.


WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRUCTURING?

     The Trust and STIT will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Restructuring will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Fund, the New Fund and the shareholders of the Current Fund will recognize no gain or loss for Federal income tax purposes as a result of the Restructuring. Shareholders of the Current Fund should consult their tax advisers regarding these and other federal income tax effects, if any, of the Restructuring in light of their individual circumstances and as to state and local tax consequences, if any, of the Restructuring.

DO SHAREHOLDERS HAVE APPRAISAL RIGHTS?

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Fund or the New Fund, as the case may be, at any time before or after the Restructuring.

HOW DOES STIT COMPARE TO THE TRUST?

  GENERAL

     STIT and the Trust are both Delaware statutory trusts. The operations of STIT and the Trust, as Delaware statutory trusts, are governed by the terms of their respective Amended and Restated Agreements and Declarations of Trust, Amended and Restated Bylaws and applicable Delaware law.

  STRUCTURE OF STIT

     STIT is an existing statutory trust established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. STIT has established a new series portfolio corresponding to and having identical designations as the Current Fund. STIT has also established classes of the New Fund corresponding to and having identical designations as the classes of the Current Fund. The New Fund will have the same investment objectives, policies, and restrictions as the Current Fund. STIT's fiscal year ends August 31, while the Trust's fiscal year currently ends March
31. The New Fund will not have any operations prior to the Restructuring. Initially, the Trust will be the sole shareholder of the New Fund.

     As a Delaware statutory trust, STIT's operations are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "STIT Declaration"), and Amended and Restated Bylaws, as amended, and applicable Delaware law. Certain issues relating to the form of organization of both STIT and the Trust are summarized below. The operations of STIT will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES AND OFFICERS OF STIT

     Subject to the provisions of the STIT Declaration, the business of STIT will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of STIT and the Trust are identical to one another. All of the current trustees of the Trust currently serve as trustees of STIT.

     All of the current officers of the Trust, currently serve as officers of STIT and those current officers of the Trust will perform the same functions on behalf of the New Fund and STIT following the Restructuring that they now perform on behalf of Current Fund and the Trust.

  SHARES OF STIT

     The beneficial interests in the New Fund will be represented by transferable shares, par value $0.01 per share. As is the case with the Trust, shareholders do not have the right to demand or require STIT to issue share certificates. The trustees have the power under the STIT Declaration to establish new series and classes of shares. The STIT Declaration permits the trustees to issue an unlimited number of shares of each class and series.


     The Current Fund currently has the classes of shares set forth in Exhibit
A. STIT has established for the New Fund the classes that currently exist for the Current Fund. Shares of each class of the New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.


  LIABILITY OF SHAREHOLDERS

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The STIT Declaration and the Trust's Declaration of Trust (together with the STIT Declaration, the "Declarations of Trust") provide that shareholders of the Trust and STIT, as applicable, shall not be subject to any personal liability for acts or obligations of the Trust and STIT and that every written agreement, obligation or other undertaking made or issued by the Trust and STIT, as applicable, shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declarations of Trust provide for indemnification out of the property of the Trust and STIT, as applicable, for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust or STIT, as applicable, itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust and STIT, the possibility of the Trust or STIT, as applicable, being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust or STIT, and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

  ELECTION OF TRUSTEES; TERMS

     The shareholders of each of the Trust and STIT have elected a majority of the trustees of the Trust and STIT respectively. Such trustees serve for the life of the Trust and STIT, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board or STIT's Board of Trustees (the "STIT Board" and together with the Board, the "Boards of Trustees"), a majority of the trustees may appoint a successor to fill such vacancy. The right of the Boards of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

  REMOVAL OF TRUSTEES


     A trustee of the Trust and STIT may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of the Trust and STIT, respectively.


  MEETINGS OF SHAREHOLDERS

     The Trust and STIT are not required to hold annual meetings of shareholders unless required by the 1940 Act and do not intend to do so. The bylaws of each of the Trust and STIT provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of the Trust and STIT, as applicable. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

  LIABILITY OF TRUSTEES AND OFFICERS; INDEMNIFICATION

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declarations of Trust, the trustees and officers of the Trust and STIT are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declarations of Trust provide for the indemnification of their respective trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of such trust, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

  TERMINATION

     Pursuant to the Declarations of Trust, each of the Trust and STIT or any series or class of shares of beneficial interest in such trust may be terminated by: (1) a majority shareholder vote of such trust or the affected series or class, or (2) if there are fewer than 100 shareholders of record of such trust or of such terminating series or class, the trustees pursuant to written notice to the shareholders of such trust or the affected series or class.

     Shareholders of the Current Fund will be voting on Proposal 3, which would eliminate the requirement that shareholders approve the termination of the Trust or a series or class of its shares of beneficial interest if there are 100 or more shareholders of record of the Trust or of such terminating series or class. Shareholders of the series portfolios of STIT will be voting on a proposal that is substantially the same as Proposal 3. If shareholders of the series portfolios of STIT approve such proposal, shareholders of the New Fund would not be solicited to vote on the termination of STIT, the New Fund or a class of its shares of beneficial interest even if Proposal 3 is not approved by shareholders of the Current Fund.

  VOTING RIGHTS OF SHAREHOLDERS

     The Declarations of Trust grant shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of such trust or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of such trust or one of its investment portfolios; (v) merger or consolidation of such trust or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under such Declarations of Trust, and
(vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.


     As set forth above under "How Does STIT Compare to the Trust? -- Termination" if shareholders of the series portfolios of STIT approve Proposal 3, which would eliminate the requirement that shareholders approve the termination of STIT or a series or class of its shares of beneficial interest, shareholders of the New Fund will not be solicited to vote on the termination of STIT or the New Fund or a class of its shares of beneficial interest even if Proposal 3 is not approved by shareholders of the Current Fund.


  DISSENTERS' RIGHTS

     Neither Delaware law nor the Declarations of Trust confer upon shareholders rights of appraisal or dissenters' rights.

  AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Delaware law, the Boards of Trustees may, without shareholder approval, amend their respective Declarations of Trust at any time, except to eliminate any voting rights pertaining to the shares of such trust, without approval of the majority of the shares of such trust.

     The trustees shall have the power to alter, amend or repeal the bylaws of such trust or adopt new bylaws at any time.

     The foregoing discussion above is only a summary of certain of these issues. Shareholders should refer to the provisions of these documents and state law directly for more details. Copies of the Declarations of Trust and the Amended and Restated Bylaws of the Trust and STIT are available to shareholders without charge upon written request to the Trust or STIT.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" Proposal 4.


                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, AIM, INVESCO Funds Group, Inc. ("IFG"), ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the AIM Funds; and (ii) that certain AIM Funds inadequately employed fair value pricing. Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, AIM, ADI and/or related entities and individuals in the future.


     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Fund's public filings with the SEC and on AIM's internet website at http://www.aiminvestments.com.


     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                             ADDITIONAL INFORMATION

WHO IS THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR?

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment adviser and administrator for the Fund.

WHO IS THE FUND'S PRINCIPAL UNDERWRITER?

     A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for the Fund.

WHO ARE THE OFFICERS OF THE TRUST?

     Information regarding the current officers of the Trust can be found in Exhibit E.

HOW MANY SHARES OF THE FUND DOES MANAGEMENT OWN?

     Information regarding the ownership of each class of the Fund's shares by the trustees, nominees, and current executive officers of the Trust can be found in Exhibit F.

DOES ANYONE OWN MORE THAN 5% OF THE FUND?

     A list of the name, address and percent ownership of each person who, as of October 31, 2007, to the knowledge of the Trust owned 5% or more of any class of the outstanding shares of the Fund can be found in Exhibit G.

DO TRUSTEES OWN SHARES OF THE FUND?


     The dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007, (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee and nominee within the AIM Funds complex, can be found in Exhibit H.

                                                                      APPENDIX I

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES

                      AS ADOPTED BY THE AUDIT COMMITTEES OF
                           THE AIM FUNDS (THE "FUNDS")
                         LAST AMENDED SEPTEMBER 18, 2006

I.  STATEMENT OF PRINCIPLES


     Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.



     Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.



     The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.


     The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.  DELEGATION

     The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.  AUDIT SERVICES

     The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

     In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.  NON-AUDIT SERVICES

     The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

  AUDIT-RELATED SERVICES

     "Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

  TAX SERVICES

     "Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

     No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

     Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

          1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

          2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

          3. Document the substance of its discussion with the Audit Committees.

  ALL OTHER AUDITOR SERVICES

     The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

     Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.  PROCEDURES


     On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.


     Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

     Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

     Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

     Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.


     On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.



     The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.


  EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND PROCEDURES

  CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     - Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     - Actuarial services

     - Internal audit outsourcing services

  CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     - Management functions

     - Human resources

     - Broker-dealer, investment adviser, or investment banking services

     - Legal services

     - Expert services unrelated to the audit

     - Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

                                                                     APPENDIX II

                 FORM OF MASTER INTERGROUP SUB-ADVISORY CONTRACT
                                FOR MUTUAL FUNDS


     This contract is made as of May 1, 2008, by and among A I M Advisors, Inc. (the "Adviser") and each of AIM Funds Management Inc., INVESCO Asset Management Deutschland, GmbH, INVESCO Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").


     WHEREAS:

          A) The Adviser has entered into an investment advisory agreement with [NAME OF AIM REGISTRANT] (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

          B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

          C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser, or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

          D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

          1. Appointment. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Duties as Sub-Adviser. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

               (a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

               (b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.


               (c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to such Fund(s) by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money;
          (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

          3. Broker-Dealer Relationships. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.



          4. Books and Records. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.


          5. Further Duties.

          (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

          (b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Funds.

          (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.


          (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund's net asset value per share.



          (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

          (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

          (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

          (h) Each Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.


          6. Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.



          7. Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.


          8. Compensation.


          (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.


          (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

          (c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.


          9. Fee Waivers and Expense Limitations. If, for any fiscal year of a Fund, the amount of the advisory fee which such Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee under this Contract.



          10. Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.


          11. Duration and Termination.

          (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

          (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2009. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually
     (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.


          (c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.



          12. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.



          13. Notices. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.



          14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.



          15. Multiple Sub-Advisory Agreements. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.



          16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.


A I M ADVISORS, INC.                                   AIM FUNDS MANAGEMENT INC.

Adviser                                                Sub-adviser

By: -----------------------------------------          By: -----------------------------------------
    Name:                                                  Name:
    Title:                                                 Title:

                                                       INVESCO ASSET MANAGEMENT DEUTSCHLAND,
                                                       GMBH

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO ASSET MANAGEMENT LTD.

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO ASSET MANAGEMENT (JAPAN) LIMITED

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO AUSTRALIA LIMITED

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:


                                                       INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO HONG KONG LIMITED

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO INSTITUTIONAL (N.A.), INC.

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                       INVESCO SENIOR SECURED MANAGEMENT, INC.

                                                       Sub-adviser

                                                       By: -----------------------------------------
                                                           Name:
                                                           Title:

                                                                       EXHIBIT A

                                      FUNDS

[List all series portfolios]

                                                                       EXHIBIT B

                            ADDRESSES OF SUB-ADVISERS

AIM Funds Management Inc.
5140 Yonge Street
Suite 900
Toronto, Ontario
Canada M2N 6X7

INVESCO Asset Management Deutschland, GmbH
Bleichstrasse 60-62
Frankfurt, Germany 60313

INVESCO Asset Management Ltd.
30 Finsbury Square
London, United Kingdom
EC2A 1AG

Invesco Asset Management (Japan) Limited

25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

Invesco Australia Limited

333 Collins Street, Level 26

Melbourne Victoria 3000, Australia


Invesco Global Asset Management (N.A.), Inc.

One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

Invesco Hong Kong Limited

32nd Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

Invesco Institutional (N.A.), Inc.

One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

Invesco Senior Secured Management, Inc.

1166 Avenue of the Americas
New York, NY 10036

                                                                    APPENDIX III

                           TAX-FREE INVESTMENTS TRUST

                      AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement"), dated as of December 13, 2007, by and between Tax-Free Investments Trust , a Delaware statutory trust ("TFIT"), acting on its own behalf and on behalf of its series portfolio, Tax-Free Cash Reserve Portfolio, identified on Schedule A to this Agreement, and Short-Term Investments Trust, a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of its series portfolio, Tax-Free Cash Reserve Portfolio, identified on Schedule A.


                                   BACKGROUND

     TFIT is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. TFIT currently publicly offers shares of beneficial interest representing interests in a sole series portfolio, which is listed on Schedule A and is referred to in this Agreement as the "Current Fund".

     The Board of Trustees of TFIT has designated multiple classes of shares of beneficial interest that represent interests in the Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Board of Trustees of TFIT has determined that it would be in the best interests of the shareholders of the Current Fund for the Current Fund to reorganize as an investment portfolio of the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established an additional series portfolio corresponding to the Current Fund (the "New Fund"), and has designated multiple classes of shares of beneficial interest in the New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Fund and Schedule B lists the New Fund Classes.

     The Current Fund desires to provide for its Reorganization (the "Reorganization") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by TFIT, on its own behalf and on behalf of the Current Fund, and by the Trust, on its own behalf and on behalf of the New Fund, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS.

     Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

          1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Current Fund's books, and other property owned by the Current Fund at the Effective Time.

          1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and 2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

          1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.


          1.4 "Current Fund" shall mean the series portfolio of TFIT as shown on Schedule A.



          1.5 "Current Fund Class" shall mean each class of shares of beneficial interest in the Current Fund as shown on Schedule B.


          1.6 "Current Fund Shares" shall mean the shares of the Current Fund outstanding immediately prior to the Reorganization.

          1.7 "Effective Time" shall have the meaning set forth in Section 3.1.

          1.8 "Liabilities" shall mean all liabilities of the Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.


          1.9 "New Fund" shall mean the series portfolio of the Trust, which shall correspond to the Current Fund as shown on Schedule A.



                                      III-1

          1.10 "New Fund Class" shall mean each class of shares of beneficial interest in the New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.


          1.11 "New Fund Shares" shall mean those shares of beneficial interest in the New Fund issued to the Current Fund hereunder.

          1.12 "Registration Statement" shall have the meaning set forth in
     Section 5.4.

          1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

          1.14 "SEC" shall mean the Securities and Exchange Commission.

          1.15 "Shareholder(s)" shall mean the Current Fund's shareholder(s) of record, determined as of the Effective Time.

          1.16 "Shareholders Meeting" shall have the meaning set forth in
     Section 5.1.

          1.17 "Transfer Agent" shall have the meaning set forth in Section 2.2.

          1.18 "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION.

     2.1 TFIT agrees, on behalf of the Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of the Current Fund to New Fund. The Trust, on behalf of the New Fund, agrees in exchange therefore:

          (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of the Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

     Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by the New Fund for $10.00 and (b) the Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on the New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on the Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of the Current Fund as a designated series of TFIT shall be terminated.

     2.4 Any transfer taxes payable on issuance of New Fund Shares in the name other than that of the registered holder of the Current Fund Shares exchanged therefore shall be paid by the person whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.5 Any reporting responsibility of TFIT or the Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING.

     3.1 The Closing shall occur at the principal office of TFIT on April 30, 2008, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of TFIT's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 TFIT or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Fund to the New Fund, as reflected on the New Fund's books immediately following the Closing, does or will conform to such information on the Current Fund's books immediately before the Closing. TFIT shall cause the custodian for the Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to the New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 TFIT shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of the Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by TFIT's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on the New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to TFIT evidencing the New Fund Shares to be credited to the Current Fund at the Effective Time or provide evidence satisfactory to TFIT

                                      III-2
that such shares have been credited to the Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 TFIT and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES.

     4.1 TFIT represents and warrants on its own behalf and on behalf of the Current Fund as follows:

          (a) TFIT is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the Office of the Secretary of State of Delaware;

          (b) TFIT is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) The Current Fund is a duly established and designated series of TFIT;

          (d) At the Closing, the Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) The Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; the Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); the Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) There is no plan or intention of the Shareholders who individually own 5% or more of the Current Fund Shares and, to the best of TFIT's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of the New Fund Shares to be received by them in the Reorganization. TFIT does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, TFIT is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Fund in the ordinary course of its business and are associated with the Assets;

          (i) TFIT is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, the Current Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement with respect to the Current Fund shall have been duly authorized by all necessary action by the Current Fund's shareholders; and

          (l) The fair market value of the Assets of the Current Fund transferred to the New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of the New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, the New Fund will be a duly established and designated series of the Trust;

          (d) The New Fund has not commenced operations nor will it commence operations until after the Closing;


                                      III-3

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in the New Fund or any other securities issued by the Trust on behalf of the New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to the Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) The New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Fund, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Fund, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) The New Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC; and

          (k) There is no plan or intention for the New Fund to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization.

     4.3 Each of TFIT and the Trust, on its own behalf and on behalf of the Current Fund or the New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of the New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of the New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between the Current Fund and the New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, the New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same Liabilities that the Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses,
     (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by the Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS.

     5.1 As soon as practicable after the date of this Agreement, TFIT shall call a meeting of the shareholders of the Current Fund (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of the Current Fund's assets and the termination of the Current Fund as a designated series of TFIT. The Board of Trustees of TFIT shall recommend that shareholders approve this Agreement and, in connection therewith, the sale of the Current Fund's assets and the termination of the Current Fund as a designated series of TFIT. Approval of this agreement by shareholders of the Current Fund will authorize TFIT, and TFIT hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3 for the New Fund.

     5.2 Prior to the Closing, TFIT shall acquire one New Fund Share in each New Fund Class of the New Fund for the purpose of enabling TFIT to elect TFIT's trustees as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to the New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for the New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by

                                      III-4
law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by TFIT as the sole shareholder of the New Fund.

     5.4 TFIT or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), which (i) will contain such amendments to such Registration Statement as are determined by the Trust to be necessary and appropriate to effect the Reorganization and (ii) will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT.

     The obligations of TFIT, on its own behalf and on behalf of the Current Fund, and the Trust, on its own behalf and on behalf of the New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Current Fund shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either TFIT or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either the Current Fund or the New Fund, provided that either TFIT or the Trust may for itself waive any of such conditions.

          6.3 Each of TFIT and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that TFIT and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

               (a) The Reorganization will constitute a "reorganization" within the meaning of section 368(a) of the Code, and the Current Fund and the New Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

               (b) No gain or loss will be recognized by the Current Fund on the transfer of its Assets to the New Fund solely in exchange for New Fund Shares and the New Fund's assumption of the Liabilities or on the distribution of New Fund Shares to the Shareholders;

               (c) No gain or loss will be recognized by the New Fund upon its receipt of the Assets in exchange for New Fund Shares and the New Fund's assumption of the Liabilities;


               (d) The basis to the New Fund of the Assets will be the same as the basis of such assets in the hands of the Current Fund immediately before the Reorganization, and the New Fund's holding period for the Assets will include the Current Fund's holding period therefor;


               (e) A Shareholder will recognize no gain or loss on the exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

               (f) A Shareholder's basis for the New Fund Shares received in the Reorganization will be the same as the basis for the Current Fund Shares surrendered in exchange therefor, and a Shareholder's holding period for the New Fund Shares received will include its holding period for the Current Fund Shares surrendered, provided that the Shareholder holds the Current Fund Shares as capital assets at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the trustees of either TFIT or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES.

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.


                                      III-5

8.  ENTIRE AGREEMENT.

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT.

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval with respect to the Current Fund by the shareholders of that Current Fund, in such a manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION.

     This Agreement may be terminated with respect to the Current Fund at any time at or prior to the Effective Time, whether before or after approval by the shareholders of that Current Fund:

          10.1 By either TFIT or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2008; or

          10.2 By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either TFIT or the Trust or the Current Fund or the New Fund, to the other.

11.  MISCELLANEOUS.

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Fund only and not against the assets of the Trust generally.


                                      III-6

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


Attest:                                             TAX-FREE INVESTMENTS TRUST, on behalf of its
                                                    series portfolio listed in Schedule A


----------------------------------------------      By: ------------------------------------------
                                                        Name:
                                                        Title:

Attest:                                             SHORT-TERM INVESTMENTS TRUST, on behalf of its
                                                    series portfolio listed in Schedule A


----------------------------------------------      By: ------------------------------------------
                                                        Name:
                                                        Title:





                                      III-7

                                   SCHEDULE A

SERIES OF TAX-FREE INVESTMENTS TRUST             CORRESPONDING SERIES OF SHORT-TERM
(THE ''CURRENT FUND")                            INVESTMENTS TRUST (THE ''NEW FUND")
------------------------------------             -----------------------------------
Tax-Free Cash Reserve Portfolio                  Tax-Free Cash Reserve Portfolio





                                      III-8

                                   SCHEDULE B

CLASSES OF THE CURRENT FUND                      CORRESPONDING CLASSES OF THE NEW FUND
---------------------------                      -------------------------------------
Tax-Free Cash Reserve Portfolio                  Tax-Free Cash Reserve Portfolio
  Cash Management Class                            Cash Management Class
  Corporate Class                                  Corporate Class
  Institutional Class                              Institutional Class
  Personal Investment Class                        Personal Investment Class
  Private Investment Class                         Private Investment Class
  Reserve Class                                    Reserve Class
  Resource Class                                   Resource Class





                                      III-9

                                                                       EXHIBIT A

                      SHARES OF TAX-FREE INVESTMENTS TRUST
                        OUTSTANDING ON NOVEMBER 30, 2007

                                                                              NUMBER OF SHARES
                                                                               OUTSTANDING ON
                                                                                NOVEMBER 30,
NAME OF FUND (CLASS)                                                                2007
--------------------                                                          ----------------
Tax-Free Cash Reserve Portfolio
  Cash Management Class.....................................................    439,214,607.71
  Corporate Class...........................................................    219,931,840.98
  Institutional Class.......................................................  2,320,228,582.23
  Personal Investment Class.................................................     34,742,668.14
  Private Investment Class..................................................    221,269,173.14
  Reserve Class.............................................................     18,852,906.09
  Resource Class............................................................    124,433,333.73

                                                                       EXHIBIT B

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2006.

                                              AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL   TOTAL COMPENSATION
                                          COMPENSATION FROM    ACCRUED BY ALL AIM     BENEFITS UPON       FROM ALL AIM
NAME OF TRUSTEE                                TRUST(1)             FUNDS(2)          RETIREMENT(3)         FUNDS(4)
---------------                           -----------------   -------------------   ----------------   ------------------
Bob R. Baker............................        $4,776              $230,089            $177,882            $255,000
Frank S. Bayley.........................         5,128               160,600             126,750             241,000
James T. Bunch..........................         4,425               149,379             126,750             203,500
Bruce L. Crockett.......................         7,477                83,163             126,750             402,000
Albert R. Dowden........................         5,128               105,204             126,750             242,000
Jack M. Fields..........................         4,425               104,145             126,750             210,000
Carl Frischling(5)......................         4,425                91,932             126,750             210,000
Prema Mathai-Davis......................         4,633               102,401             126,750             217,500
Lewis F. Pennock........................         4,425                85,580             126,750             210,000
Ruth H. Quigley(6)......................         5,128               187,330             126,750             242,000
Larry Soll..............................         4,425               193,510             146,697             210,000
Raymond Stickel, Jr. ...................         5,067                77,561             126,750             230,750



--------

   (1) Amounts shown are as of the Trust's most recent fiscal year end. The total amount of compensation deferred by all trustees of the Trust, during the fiscal year ended March 31, 2007, including earnings, was $15,026.

   (2) During the fiscal year ended March 31, 2007, the total amount of expenses allocated to the Trust, in respect of such retirement benefits was $60,718.


   (3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.


   (4) All trustees currently serve as trustees of 16 registered investment companies advised by AIM.

   (5) During the fiscal year ended March 31, 2007, the Trust paid $17,015 in legal fees to Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of Kramer Levin.

   (6) Miss Quigley will retire effective as of December 31, 2007.

                                                                       EXHIBIT C

      PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF AFFILIATED SUB-ADVISERS


AIM FUNDS MANAGEMENT INC.



     The following table provides information with respect to the principal executive officer and the directors of AIM Funds Management Inc. The business address of the principal executive officer and each director is 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7.


NAME                                   POSITION                        PRINCIPAL OCCUPATION(S)
----                                   --------                        -----------------------
Philip A. Taylor...........    Director, President and     Director, Chief Executive Officer and
                               Chief Executive Officer     President, AIM Mutual Fund Dealer Inc.
                                                           (registered broker dealer), A I M Advisors,
                                                           Inc., AIM Funds Management Inc. d/b/a INVESCO
                                                           Enterprise Services (registered investment
                                                           advisor and registered transfer agent) and
                                                           1371 Preferred Inc. (holding company);
                                                           Director and Chief Executive Officer, AIM
                                                           Trimark Corporate Class Inc. (corporate mutual
                                                           fund company) and AIM Trimark Canada Fund Inc.
                                                           (corporate mutual fund company); Director,
                                                           Chairman, Chief Executive Officer and
                                                           President, A I M Management Group Inc. and
                                                           A I M Capital Management, Inc. (registered
                                                           investment advisor); Director and President,
                                                           INVESCO Funds Group, Inc. (registered
                                                           investment advisor and registered transfer
                                                           agent) and AIM GP Canada Inc. (general partner
                                                           for limited partnership); Director, A I M
                                                           Distributors, Inc. (registered broker dealer);
                                                           Director and Chairman, AIM Investment
                                                           Services, Inc. (registered transfer agent) and
                                                           INVESCO Distributors, Inc. (registered broker
                                                           dealer); Director, President and Chairman, IVZ
                                                           Callco Inc. (holding company), INVESCO Inc.
                                                           (holding company) and AIM Canada Holdings Inc.
                                                           (holding company); Trustee, President and
                                                           Principal Executive Officer, The AIM Family of
                                                           Funds(R) (other than AIM Treasurer's Series
                                                           Trust, Short-Term Investments Trust and Tax-
                                                           Free Investments Trust only); Trustee and
                                                           Executive Vice President, The AIM Family of
                                                           Funds(R) (AIM Treasurer's Series Trust, Short-
                                                           Term Investments Trust and Tax-Free
                                                           Investments Trust only); and Manager,
                                                           PowerShares Capital Management LLC.
David Colvin Warren........   Director, Chief Financial    Vice President, 1371 Preferred Inc., AIM Funds
                              Officer and Executive Vice   Management Inc., AIM Mutual Fund Dealer Inc.,
                                      President            INVESCO Inc. and IVZ Callco Inc.; Director,
                                                           AIM Canada Holdings Inc. and AIM GP Canada
                                                           Inc.; Senior Vice President and Chief
                                                           Administration Officer, A I M Advisors, Inc.,
                                                           A I M Capital Management, Inc. and AIM Private
                                                           Asset Management, Inc.; and Senior Vice
                                                           President, A I M Management Group Inc.
Peter Intraligi............   Director, Chief Operating    Director and Senior Vice President, 1371
                              Officer and Executive Vice   Preferred Inc.; Director, AIM Canada Holdings
                                      President            Inc.; Director, Chief Operating Officer and
                                                           Executive Vice President, AIM Funds Management
                                                           Inc. and IVZ Callco Inc; and Director and
                                                           Executive Vice President, INVESCO Inc.
Susan J. Han...............   Director, General Counsel,   Director, General Counsel, Senior Vice
                              Senior Vice President and    President and Secretary, AIM Funds Management
                                      Secretary            Inc. and 1371 Preferred Inc.; Director and
                                                           Secretary, INVESCO Inc., AIM Canada Holdings
                                                           Inc., AIM Mutual Fund Dealer Inc., AIM GP
                                                           Canada Inc. and IVZ Callco Inc.; and Senior
                                                           Vice President, General Counsel and Secretary,
                                                           AIM Trimark Corporate Class Inc. and AIM
                                                           Trimark Canada Fund Inc.
Graham Anderson............    Director and Senior Vice    Director and Senior Vice President,
                                President, Investments     Investments Operations, AIM Funds Management
                                      Operations           Inc.

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH



     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Deutschland GmbH. The business address of the principal executive officer and each director is Bleichstrasse 60-62, Frankfurt, Germany 60313.


NAME                                    POSITION                        PRINCIPAL OCCUPATION(S)
----                                    --------                        -----------------------
Karl-Georg Bayer............       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH.
Bernhard Langer.............       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH; and Director, INVESCO
                                                            Kapitalanlaegesellschaft mbH
Alexander Heinrich Lehmann..       Managing Director        Managing Director, INVESCO Asset Management
                                                            Deutschland GmbH and President, INVESCO Asset
                                                            Management (Switzerland) Ltd.
Christian Puschmann.........            Manager             Director, INVESCO Holding Germany Ltd & Co OHG
                                                            and INVESCO Kapitalanlaegesellschaft mbH; and
                                                            Manager, INVESCO Asset Management Deutschland
                                                            GmbH.




INVESCO ASSET MANAGEMENT LIMITED



     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Limited. The business address of the principal executive officer and each director is 30 Finsbury Square, London, EC2A 1AG, United Kingdom.


NAME                                      POSITION                        PRINCIPAL OCCUPATION(S)
----                                      --------                        -----------------------
Robert John Duthie............            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Investment Funds Ltd., INVESCO
                                                              Group Ltd., INVESCO GT Asset Management PLC,
                                                              INVESCO North American Group Ltd., INVESCO
                                                              Pacific Group Ltd., INVESCO Pensions Ltd.,
                                                              INVESCO Savings Scheme (Nominees) Ltd.,
                                                              INVESCO Trustee Corporation Ltd., INVESCO UK
                                                              Holdings PLC, INVESCO UK Ltd., Perpetual
                                                              Administration Ltd., Perpetual plc, Perpetual
                                                              Portfolio Management Ltd., Perpetual Unit
                                                              Trust Management (Nominees) Ltd. and Sermon
                                                              Lane Nominees Ltd.
Roderick George Howard Ellis..            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Asset Management SA,
                                                              INVESCO CE SA, INVESCO CE Services SA, INVESCO
                                                              Continental Europe Holdings SA, INVESCO
                                                              Continental Europe Service Centre SA, INVESCO
                                                              Fund Managers Ltd., INVESCO Global Investment
                                                              Funds Ltd., INVESCO Group Ltd., INVESCO GT
                                                              Asset Management PLC, INVESCO Holland B.V.,
                                                              INVESCO International (Southern Africa) Ltd.,
                                                              INVESCO Pacific Group Ltd., INVESCO Pensions
                                                              Ltd., INVESCO Real Estate Ltd., INVESCO
                                                              Savings Scheme (Nominees) Ltd., INVESCO UK
                                                              Holdings PLC, INVESCO UK Ltd., Perpetual
                                                              Administration Ltd., Perpetual plc, Perpetual
                                                              Portfolio Management Ltd., Perpetual Unit
                                                              Trust Management (Nominees) Ltd. and Sermon
                                                              Lane Nominees Ltd.; Supervisory Board, INVESCO
                                                              Asset Management Oesterreich GmbH and INVESCO
                                                              Kapitalanlagegesellschaft mbH; Director and
                                                              Deputy Chairman, INVESCO Global Asset
                                                              Management (Bermuda) Ltd.; and Director, Chief
                                                              Executive Officer and President, INVESCO
                                                              Pacific Holdings Ltd.

NAME                                      POSITION                        PRINCIPAL OCCUPATION(S)
----                                      --------                        -----------------------
Robert John Yerbury...........            Director            Director and Chief Executive, Atlantic Wealth
                                                              Management Ltd., INVESCO Administration
                                                              Services Ltd., INVESCO Asset Management Ltd.,
                                                              INVESCO Fund Managers Ltd., INVESCO Global
                                                              Investment Funds Ltd., INVESCO Pension Ltd.
                                                              and Perpetual Portfolio Management Ltd.;
                                                              Director, INVESCO UK Ltd. and Perpetual plc;
                                                              and Executive Management Committee and Senior
                                                              Managing Director, Invesco Ltd.
John Rowland..................            Director            Director, Atlantic Wealth Management Ltd.,
                                                              INVESCO Administration Services Ltd., INVESCO
                                                              Asset Management Ireland Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Distributors Ltd., INVESCO
                                                              Global Investment Funds Ltd., INVESCO
                                                              Management S.A., INVESCO UK Ltd., Investment
                                                              Fund Administrators Ltd. and Perpetual
                                                              Portfolio Management Ltd.
Graeme John Proudfoot.........            Director            Director, Atlantic Wealth Management Ltd., C M
                                                              Investment Nominees Ltd., INVESCO
                                                              Administration Services Ltd., INVESCO Asset
                                                              Management Ltd., INVESCO Fund Managers Ltd.,
                                                              INVESCO Global Investment Funds Ltd., INVESCO
                                                              Group Ltd., INVESCO GT Asset Management PLC,
                                                              INVESCO International Holdings Ltd., INVESCO
                                                              North American Group Ltd., INVESCO Pacific
                                                              Group Ltd., INVESCO Savings Scheme (Nominees)
                                                              Ltd., INVESCO Trustee Corporation Ltd.,
                                                              INVESCO UK Holdings PLC, INVESCO UK Ltd., IST
                                                              123 LTD, Lombard Place Securities Ltd.,
                                                              Perpetual Administration Ltd., Perpetual plc,
                                                              Perpetual Unit Trust Management (Nominees)
                                                              Ltd. and Sermon Lane Nominees Ltd.; Alternate
                                                              Director, INVESCO Japan Discovery Trust plc;
                                                              Director and Secretary, AMVESCAP Ltd. and
                                                              Atlantic Wealth Holdings Ltd.; Director and
                                                              Vice President, INVESCO Pacific Holdings Ltd.;
                                                              and Secretary, Royal Canoe Club Trust.
Ian David Trevers.............            Director            Director, INVESCO Administration Services
                                                              Ltd., INVESCO Asset Management Ltd., INVESCO
                                                              Fund Managers Ltd., INVESCO Global Investment
                                                              Funds Ltd. and INVESCO Pensions Ltd.
Nigel Marcus Doman............            Director            Director, A I M Global Management Company
                                                              Ltd., INVESCO Asset Management Ltd. and Short-
                                                              Term Investments Company (Global Series)
                                                              Public Limited Company.
Andrew John Rofe..............            Director            Director, INVESCO Asset Management Ltd.,
                                                              Consolidated Properties Investments and
                                                              Metrose Properties Ltd.




INVESCO ASSET MANAGEMENT (JAPAN) LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Asset Management (Japan) Limited. The business address of the principal executive officer and each director is 25(th) Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Andrew Tak Shing Lo......            Director             Chairman and Director, County Investment
                                                          Management Pty Ltd., INVESCO Asset Management
                                                          Australia (Holdings) Ltd., Invesco Australia
                                                          Ltd. and INVESCO Pacific Partner Ltd; Director,
                                                          Invesco Asset Management (Japan) Ltd., INVESCO
                                                          Asset Management Asia Ltd., INVESCO Asset
                                                          Management Pacific Ltd., INVESCO Asset
                                                          Management Singapore Ltd., Invesco Hong Kong
                                                          Ltd., INVESCO Great Wall Fund Management Company
                                                          Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                          Taiwan Ltd.; Executive Management Committee,
                                                          Invesco Ltd.; and Vice President, Invesco
                                                          Institutional (N.A.), Inc.
Atsushi Kawakami.........            Director             Director, Invesco Asset Management (Japan) Ltd.

NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Alexander Maurice Prout..     Chief Executive Officer     Chief Representative Director, Invesco Asset
                                                          Management (Japan) Ltd.
Masakazu Hasegawa........            Director             Director, Invesco Asset Management (Japan) Ltd.
                                                          and INVESCO Pacific Partner Ltd.




INVESCO AUSTRALIA LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Australia Limited. The business address of the principal executive officer and each director is Level 26, 333 Collins Street, Melbourne, Victoria 3000, Australia.


NAME                                POSITION                          PRINCIPAL OCCUPATION(S)
----                                --------                          -----------------------
Andrew Tak Shing Lo.....      Chairman and Director      Chairman and Director, County Investment
                                                         Management Pty Ltd., INVESCO Asset Management
                                                         Australia (Holdings) Ltd., Invesco Australia
                                                         Ltd. and INVESCO Pacific Partner Ltd.; Director,
                                                         Invesco Asset Management (Japan) Ltd., INVESCO
                                                         Asset Management Asia Ltd., INVESCO Asset
                                                         Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd., Invesco Hong Kong
                                                         Ltd., INVESCO Great Wall Fund Management Company
                                                         Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                         Taiwan Ltd.; Executive Management Committee,
                                                         Invesco Ltd.; and Vice President, Invesco
                                                         Institutional (N.A.), Inc.
John Wallace Nairn......            Director             Director, INVESCO Asset Management Australia
                                                         (Holdings) Ltd. and Invesco Australia Ltd.
Michael Joseph O'Brien..  Director and Chief Executive   Director and Chief Executive Officer, Invesco
                                     Officer             Australia Ltd.; and Director, County Investment
                                                         Management Pty Ltd. and INVESCO Asset Management
                                                         Australia (Holdings) Ltd.
Mark David Yesberg......            Director             Director, Invesco Australia Ltd.
Jeremy Charles Simpson..            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd., INVESCO
                                                         Asset Management Australia (Holdings) Ltd.,
                                                         INVESCO Asset Management Pacific Ltd., INVESCO
                                                         Asset Management Singapore Ltd., Invesco
                                                         Australia Ltd. and INVESCO Pacific Holdings
                                                         Ltd.; Director and Finance Director, Invesco
                                                         Hong Kong Ltd.; Director and Deputy Chairman,
                                                         INVESCO Pacific Partner Ltd; and Secretary, IRE
                                                         (Hong Kong) Ltd.




INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Global Asset Management (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Kirk Fredrick Holland....   Chief Executive Officer and   Chief Executive Officer and President, Invesco
                                     President            Global Asset Management (N.A.), Inc.; and Vice
                                                          President, Invesco Institutional (N.A.), Inc.
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer, A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc. and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc. and INVESCO Funds Group, Inc.

NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
Gregory Mark Armour......            Director             Chairman and Director, Invesco Global Asset
                                                          Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., Invesco Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.




INVESCO HONG KONG LIMITED



     The following table provides information with respect to the principal executive officer and the directors of Invesco Hong Kong Limited. The business address of the principal executive officer and each director is 32(nd) Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong.


NAME                                POSITION                          PRINCIPAL OCCUPATION(S)
----                                --------                          -----------------------
Andrew Tak Shing Lo.....  Director and Chief Executive   Chairman and Director, County Investment
                                     Officer             Management Pty Ltd., INVESCO Asset Management
                                                         Australia (Holdings) Ltd., Invesco Australia
                                                         Ltd. and INVESCO Pacific Partner Ltd.; Director,
                                                         Invesco Asset Management (Japan) Ltd., INVESCO
                                                         Asset Management Asia Ltd., INVESCO Asset
                                                         Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd., Invesco Hong Kong
                                                         Ltd., INVESCO Great Wall Fund Management Company
                                                         Ltd., INVESCO Pacific Holdings Ltd. and INVESCO
                                                         Taiwan Ltd.; Executive Management Committee,
                                                         Invesco Ltd.; and Vice President, Invesco
                                                         Institutional (N.A.), Inc.
Jeremy Charles Simpson..            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd, INVESCO Asset
                                                         Management Australia (Holdings) Ltd., INVESCO
                                                         Asset Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd., Invesco Australia
                                                         Ltd. and INVESCO Pacific Holdings Ltd.; Director
                                                         and Finance Director, Invesco Hong Kong Ltd.;
                                                         Director and Deputy Chairman, INVESCO Pacific
                                                         Partner Ltd.; and Secretary, IRE (Hong Kong)
                                                         Ltd.
Gracie Yuen See Liu.....            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd. and Invesco
                                                         Hong Kong Ltd.
John Gerald Greenwood...            Director             Director, INVESCO Asset Management Asia Ltd. and
                                                         INVESCO Asset Management Singapore Ltd; and
                                                         Director and Vice Chairman, Invesco Hong Kong
                                                         Ltd.
Siu Mei Lee.............            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd. and Invesco
                                                         Hong Kong Ltd.
Anna Seen Ming Tong.....            Director             Director, INVESCO (B.V.I.) NOMINEES LTD.,
                                                         INVESCO Asset Management Asia Ltd., INVESCO
                                                         Asset Management Pacific Ltd., INVESCO Asset
                                                         Management Singapore Ltd. and Invesco Hong Kong
                                                         Ltd.

INVESCO INSTITUTIONAL (N.A.), INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Institutional (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.


NAME                                 POSITION                          PRINCIPAL OCCUPATION(S)
----                                 --------                          -----------------------
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer, A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc., and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc., and INVESCO Funds Group, Inc.
Gregory Mark Armour......    Director, Chief Executive    Chairman and Director, Invesco Global Asset
                               Officer and President      Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., INVESCO Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.




INVESCO SENIOR SECURED MANAGEMENT, INC.



     The following table provides information with respect to the principal executive officer and the directors of Invesco Senior Secured Management, Inc. The business address of the principal executive officer and each director is 1166 Avenue of the Americas, New York, New York 10036.


           NAME                      POSITION                          PRINCIPAL OCCUPATION(S)
           ----                      --------                          -----------------------
David Alexander Hartley..  Director and Chief Financial   Director, Atlantic Trust Company, N.A., INVESCO
                                      Officer             (NY) Trust Company, INVESCO National Trust
                                                          Company, INVESCO Realty, Inc. and Invesco Senior
                                                          Secured Management, Inc.; Director, Chief
                                                          Financial Officer and Vice President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; Director and
                                                          Chief Financial Officer, Invesco Global Asset
                                                          Management (N.A.), Inc. and Invesco
                                                          Institutional (N.A.), Inc.; Treasurer and Chief
                                                          Accounting Officer,  A I M Advisors, Inc., A I M
                                                          Capital Management, Inc. and AIM Private Asset
                                                          Management, Inc.; Treasurer and Chief Financial
                                                          Officer, A I M Distributors, Inc., A I M
                                                          Management Group Inc., and AIM Investment
                                                          Services, Inc.; and Treasurer, AIM Global
                                                          Holdings, Inc., A I M Global Ventures, Co., AIM
                                                          Retirement Services, Inc., INVESCO Distributors,
                                                          Inc. and INVESCO Funds Group, Inc.
Gregory Stoeckle.........      Managing Director and      Managing Director and President, Invesco Senior
                                     President            Secured Management, Inc.; and Senior Vice
                                                          President, Invesco Private Capital, Inc.
Gregory Mark Armour......            Director             Chairman and Director, Invesco Global Asset
                                                          Management (N.A.), Inc., INVESCO Private Capital
                                                          Investments, Inc., Invesco Private Capital, Inc.
                                                          and Invesco Senior Secured Management, Inc.;
                                                          Chairman, Chief Executive Officer and President,
                                                          Invesco Institutional (N.A.), Inc. and INVESCO
                                                          Realty, Inc.; Director and President, INVESCO
                                                          Asset Management (Bermuda) Ltd.; and Senior
                                                          Managing Director, Invesco Ltd.

                                                                       EXHIBIT D

 CURRENT TEXT OF THE FIRST PARAGRAPH OF SECTION 6.1 OF THE DECLARATION OF TRUST


     "SECTION 6.1  Voting Powers.   The Shareholders shall have power to vote
only to: (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) approve the termination of the Trust or any Portfolio or Class, provided that the Trustees have called a meeting of the Shareholders for the purpose of approving any such termination, unless, as of the date on which the Trustees have determined to so terminate the Trust or such Portfolio or Class, there are fewer than 100 holders of record of the Trust or of such terminating Portfolio or Class; (iv) approve the sale of all or substantially all the assets of the Trust or any Portfolio or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust; (v) approve the merger or consolidation of the Trust or any Portfolio or Class with and into another Company or with and into any Portfolio or Class of the Trust, unless (A) the primary purpose of such merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or (B) after giving effect to such merger or consolidation, based on the number of Outstanding Shares as of a date selected by the Trustees, the Shareholders of the Trust or such Portfolio or Class will have a majority of the outstanding shares of the surviving Company or Portfolio or Class thereof, as the case may be; (vi) approve any amendment to this Article VI, Section 6.1; and (vii) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine."

                                                                       EXHIBIT E

                                OFFICERS OF TRUST

     The following table provides information with respect to the current officers of the Trust. Each officer is elected by the Board and serves for a one year term or until his or her successor is elected and qualified. The business address of each of the following persons is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME, YEAR OF BIRTH
AND
POSITION(S) HELD      OFFICER                                       PRINCIPAL OCCUPATION(S) DURING
WITH TRUST             SINCE         NAME OF TRUST(S)                        PAST 5 YEARS
-------------------   -------        ----------------               ------------------------------
Karen Dunn              1992   Tax-Free Investments Trust   Head of INVESCO's World Wide Fixed Income and
  Kelley -- 1960....                                        Cash Management Group; Director of Cash
  President and                                             Management and Senior Vice President, A I M
  Principal                                                 Advisors, Inc. and A I M Capital Management,
  Executive Officer                                         Inc.; Executive Vice President, A I M
                                                            Distributors, Inc.; Vice President, The AIM
                                                            Family of Funds(R) (other than AIM
                                                            Treasurer's Series Trust, Short-Term
                                                            Investments Trust and Tax-Free Investments
                                                            Trust); and President and Principal Executive
                                                            Officer, The AIM Family of Funds(R) (AIM
                                                            Treasurer's Series Trust, Short-Term
                                                            Investments Trust and Tax-Free Investments
                                                            Trust only)
                                                            Formerly:  Director and President, Fund
                                                            Management Company (former registered broker
                                                            dealer); Chief Cash Management Officer and
                                                            Managing Director, A I M Capital Management,
                                                            Inc.; and Vice President, A I M Advisors,
                                                            Inc. and The AIM Family of Funds(R) (AIM
                                                            Treasurer's Series Trust, Short-Term
                                                            Investments Trust and Tax-Free Investments
                                                            Trust only)
Philip A.               2006   Tax-Free Investments Trust   Information about Mr. Taylor is presented
  Tay-                                                      earlier in this proxy statement under
  lor(1) -- 1954....                                        "Proposal 1 -- Election of Trustees -- Who
  Executive Vice                                            Are the Nominees? -- Nominees Who Currently
  President                                                 Are Interested Persons."
Russell C.              2005   Tax-Free Investments Trust   Senior Vice President and Senior Officer, The
  Burk -- 1958......                                        AIM Family of Funds(R)
  Senior Vice
  President and
  Senior Officer
                                                            Formerly:  Director of Compliance and
                                                            Assistant General Counsel, ICON Advisers,
                                                            Inc.; Financial Consultant, Merrill Lynch;
                                                            and General Counsel and Director of
                                                            Compliance, ALPS Mutual Funds, Inc.
John M.                 2006   Tax-Free Investments Trust   Director, Senior Vice President, Secretary
  Zerr -- 1962......                                        and General Counsel, A I M Management Group
  Senior Vice                                               Inc., A I M Advisors, Inc. and A I M Capital
  President, Chief                                          Management, Inc.; Director, Vice President
  Legal Officer and                                         and Secretary, INVESCO Distributors, Inc. and
  Secretary                                                 AIM Investment Services, Inc.; Director,
                                                            Senior Vice President and Secretary, A I M
                                                            Distributors, Inc.; Director and Vice
                                                            President, INVESCO Funds Group, Inc.; Senior
                                                            Vice President, Chief Legal Officer and
                                                            Secretary, The AIM Family of Funds(R); and
                                                            Manager, PowerShares Capital Management LLC
                                                            Formerly:  Director, Vice President and
                                                            Secretary, Fund Management Company (former
                                                            registered broker dealer); Vice President,
                                                            A I M Capital Management, Inc.; Chief
                                                            Operating Officer, Senior Vice President,
                                                            General Counsel and Secretary, Liberty Ridge
                                                            Capital, Inc. (an investment adviser); Vice
                                                            President and Secretary, PBHG Funds (an
                                                            investment company); Vice President and
                                                            Secretary, PBHG Insurance Series Fund (an
                                                            investment company); Chief Operating Officer,
                                                            General Counsel and Secretary, Old Mutual
                                                            Investment Partners (a broker-dealer);
                                                            General Counsel and Secretary, Old Mutual
                                                            Fund Services (an administrator); General
                                                            Counsel and Secretary, Old Mutual Shareholder
                                                            Services (a shareholder servicing center);
                                                            Executive Vice President, General Counsel and
                                                            Secretary, Old Mutual Capital, Inc. (an
                                                            investment adviser); and Vice President and
                                                            Secretary, Old Mutual Advisors Funds (an
                                                            investment company)


----------
     ((1)) Mr. Taylor is considered an interested person of the Fund because he is an officer and a director of the adviser to, and a director of the principal underwriter of the Fund.

NAME, YEAR OF BIRTH
AND
POSITION(S) HELD      OFFICER                                       PRINCIPAL OCCUPATION(S) DURING
WITH TRUST             SINCE         NAME OF TRUST(S)                        PAST 5 YEARS
-------------------   -------        ----------------               ------------------------------
Lisa O.                 2004   Tax-Free Investments Trust   Global Compliance Director, INVESCO PLC; and
  Brinkley -- 1959..                                        Vice President, The AIM Family of Funds(R)
  Vice President
                                                            Formerly:  Senior Vice President, A I M
                                                            Management Group Inc.; Senior Vice President
                                                            and Chief Compliance Officer, A I M Advisors,
                                                            Inc.; Vice President and Chief Compliance
                                                            Officer, A I M Capital Management, Inc. and
                                                            A I M Distributors, Inc.; Vice President, AIM
                                                            Investment Services, Inc. and Fund Management
                                                            Company (former registered broker dealer);
                                                            Senior Vice President and Chief Compliance
                                                            Officer, The AIM Family of Funds(R); and
                                                            Senior Vice President and Compliance
                                                            Director, Delaware Investments Family of
                                                            Funds
Kevin M.                2003   Tax-Free Investments Trust   Senior Vice President and General Counsel,
  Carome -- 1956....                                        Invesco Holding Company Ltd. (formerly known
  Vice President                                            as INVESCO PLC); Director, INVESCO Funds
                                                            Group, Inc.; Director and Secretary, IVZ,
                                                            Inc. and INVESCO Group Services, Inc.;
                                                            Secretary, INVESCO North America Holdings,
                                                            Inc.; and Vice President, The AIM Family of
                                                            Funds(R)
                                                            Formerly:  Director, Senior Vice President,
                                                            Secretary and General Counsel, A I M
                                                            Management Group Inc. and A I M Advisors,
                                                            Inc.; Senior Vice President, A I M
                                                            Distributors, Inc.; Director, Vice President
                                                            and General Counsel, Fund Management Company
                                                            (former registered broker dealer); Vice
                                                            President, A I M Capital Management, Inc. and
                                                            AIM Investment Services, Inc.; and Senior
                                                            Vice President, Chief Legal Officer and
                                                            Secretary, The AIM Family of Funds(R);
                                                            Director and Vice President, INVESCO
                                                            Distributors, Inc.; Chief Executive Officer
                                                            and President, INVESCO Funds Group; Senior
                                                            Vice President and General Counsel, Liberty
                                                            Financial Companies, Inc.; and Senior Vice
                                                            President and General Counsel, Liberty Funds
                                                            Group, LLC
Sidney M.               2004   Tax-Free Investments Trust   Vice President , A I M Advisors, Inc. and
  Dilgren -- 1961...                                        A I M Capital Management Inc.; and Vice
  Vice President,                                           President, Treasurer and Principal Financial
  Treasurer                                                 Officer, The AIM Family of Funds(R)
  and Principal
  Financial Officer
                                                            Formerly:  Fund Treasurer, A I M Advisors,
                                                            Inc.; Senior Vice President, AIM Investment
                                                            Services, Inc. and Vice President, A I M
                                                            Distributors, Inc.
Lance A.                2005   Tax-Free Investments Trust   Anti-Money Laundering Compliance Officer,
  Rejsek -- 1967....                                        A I M Advisors, Inc., A I M Capital
  Anti-Money                                                Management, Inc., A I M Distributors, Inc.,
  Laundering                                                AIM Investment Services, Inc., AIM Private
  Compliance Officer                                        Asset Management, Inc. and The AIM Family of
                                                            Funds(R)
                                                            Formerly:  Anti-Money Laundering Compliance
                                                            Officer, Fund Management Company (former
                                                            registered broker dealer); and Manager of the
                                                            Fraud Prevention Department, AIM Investment
                                                            Services, Inc.
Todd L.                 2006   Tax-Free Investments Trust   Senior Vice President, A I M Management Group
  Spillane -- 1958..                                        Inc.; Senior Vice President and Chief
  Chief Compliance                                          Compliance Officer, A I M Advisors, Inc. and
  Officer                                                   A I M Capital Management, Inc.; Chief
                                                            Compliance Officer, The AIM Family of
                                                            Funds(R), Invesco Global Asset Management
                                                            (N.A.), Inc. (an investment adviser), Invesco
                                                            Institutional (N.A.), Inc. (an investment
                                                            adviser), Invesco Private Capital, Inc. (an
                                                            investment adviser), INVESCO Private Capital
                                                            Investments, Inc. (holding company) and
                                                            Invesco Senior Secured Management, Inc. (an
                                                            investment adviser); and Vice President,
                                                            A I M Distributors, Inc. and AIM Investment
                                                            Services, Inc.
                                                            Formerly:  Chief Compliance Officer and Vice
                                                            President, Fund Management Company (former
                                                            registered broker dealer); Vice President,
                                                            A I M Capital Management, Inc.; Global Head
                                                            of Product Development, AIG-Global Investment
                                                            Group, Inc.; Chief Compliance Officer and
                                                            Deputy General Counsel, AIG-SunAmerica Asset
                                                            Management, and Chief Compliance Officer,
                                                            Chief Operating Officer and Deputy General
                                                            Counsel, American General Investment
                                                            Management

                                                                       EXHIBIT F

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Trust, as of October 31, 2007, no trustee, nominee or current executive officer of the Trust owned shares of beneficial interest of any class of Tax-Free Cash Reserve Portfolio.

                                                                       EXHIBIT G

                         OWNERSHIP OF SHARES OF THE FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of October 31, 2007, to the best knowledge of the Trust owned 5% or more of any class of the outstanding shares of Tax-Free Cash Reserve Portfolio. A shareholder who owns beneficially 25% or more of the outstanding securities of Tax-Free Cash Reserve Portfolio is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


                                                   NUMBER OF    PERCENTAGE
                                                    SHARES       OF CLASS
NAME AND ADDRESS OF                                OWNED OF      OWNED OF
RECORD OWNER                     CLASS              RECORD       RECORD(1)
-------------------              -----             ---------    ----------
Morgan Stanley 625
  Attn: Bill Cairney
  1 Pierrepont Plaza,
  7th Fl Brooklyn, NY
  11201................  Cash Management Class  156,492,026.18     43.39%
Oppenheimer&Co Inc NSCC
  125 Broad St 16th Fl
  New York, NY 10004-
  2400.................  Cash Management Class   64,553,380.32     17.90%
Wachovia (NSCC)
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000.................  Cash Management Class   45,543,396.94     12.63%
Frost National
  Muir & Co
  c/o Frost
  P.O. Box 2479
  San Antonio, TX
  78298-2479...........     Corporate Class     115,891,059.29     71.33%
Mellon 843
  Attn: Pam Palmer
  P.O. Box 710
  Pittsburgh, PA 15230-
  0710.................     Corporate Class      40,000,000.00     24.62%
Morgan Stanley
  Attn: Bill Cairney
  1 Pierrepont Plaza,
  7th Fl Brooklyn, NY
  11201................   Institutional Class   750,643,211.34     36.76%
Frost National
  Muir & Co
  c/o Frost
  P.O. Box 2479
  San Antonio, TX
  78298-2479...........   Institutional Class   343,639,925.48     16.83%
Bank of America
  411 North Akard
  Street
  Dallas, TX 75201-
  3307.................   Institutional Class   225,909,045.77     11.06%
Goldman Sachs GCS
  Attn: Rene Godin
  71 South Wacker Dr
  Ste. 500 Chicago, IL
  60606................   Institutional Class   104,755,706.83      5.13%
Frost National
  Muir & Co
  c/o Frost
  P.O. Box 2479
  San Antonio, TX
  78298-2479...........      Personal Class      29,340,793.78     76.85%
Nabank & Co.
  Attn: Cathy Latimer
  P.O. Box 2180
  Tulsa, OK 74101......      Personal Class       7,404,006.67     19.39%
Wachovia (NSCC)
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000.................      Private Class       79,584,797.27     41.23%
Frost 131 Direct
  Attn: Karen Banks
  P.O. Box 2358
  San Antonio, TX
  78299................      Private Class       52,135,188.50     27.01%
Union Bank of Cal
  Attn: Cash
  Management -- Jeanne
  Chizek
  530 B Street, Suite
  242 San Diego, CA
  92101................      Private Class       14,780,475.84      7.66%
Morgan Stanley
  Attn: Bill Cairney
  1 Pierrepont Plaza,
  7th Fl Brooklyn, NY
  11201................      Private Class       10,722,897.04      5.56%
M & T Securities NSCC
  Appletree Business
  Park
  2875 Union Rd., Suite
  30-33 Cheektowaga, NY
  14277................      Reserve Class        7,881,908.16     66.56%
Pershing Omnibus
  Attn: Daniel Quinn
  1 Pershing Plaza
  Jersey City, NJ
  07399................      Reserve Class        2,200,151.24     18.58%
BoNY 141
  Attn: Anne Marie
  Blondin
  101 Barclay Street 3W
  New York, NY 10286...      Reserve Class          817,294.09      6.90%
Morgan Stanley
  Attn: Bill Cairney
  1 Pierrepont Plaza,
  7th Fl Brooklyn, NY
  11201................      Resource Class      65,266,593.73     49.20%
Wachovia (NSCC)
  Attn: Commissions
  10700 Wheat First Dr
  Glen Allen, VA 23060-
  0000.................      Resource Class      42,903,864.53     32.34%
Robert W. Baird (NSCC)
  P.O. Box 672
  777 E Wisconsin Ave
  Milwaukee, WI 53202-
  5300.................      Resource Class      12,736,044.08      9.60%



--------

(1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                       EXHIBIT H

                        TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007 (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex.



                                                                                          AGGREGATE DOLLAR RANGE
                                                                                           OF EQUITY SECURITIES
                                                                                             IN ALL REGISTERED
                                                                                           INVESTMENT COMPANIES
                                                                                            OVERSEEN BY TRUSTEE
                                                      DOLLAR RANGE OF EQUITY SECURITIES      IN THE AIM FAMILY
NAME OF TRUSTEE                                                IN THE PORTFOLIO                 OF FUNDS(R)
---------------                                       ---------------------------------   ----------------------
Martin L. Flanagan..................................                 -0-                       Over $100,000
Philip A. Taylor....................................                 -0-                            -0-
Bob R. Baker........................................                 -0-                       Over $100,000
Frank S. Bayley.....................................                 -0-                       Over $100,000
James T. Bunch......................................                 -0-                       Over $100,000(1)
Bruce L. Crockett...................................                 -0-                       Over $100,000(1)
Albert R. Dowden....................................                 -0-                       Over $100,000
Jack M. Fields......................................                 -0-                       Over $100,000(1)
Carl Frischling.....................................                 -0-                       Over $100,000(1)
Prema Mathai-Davis..................................                 -0-                       Over $100,000(1)
Lewis F. Pennock....................................                 -0-                       Over $100,000
Ruth H. Quigley.....................................   Tax-Free Cash Reserve Portfolio
                                                                 $1--$10,000                   Over $100,000
Larry Soll..........................................                 -0-                       Over $100,000(1)
Raymond Stickel, Jr. ...............................   Tax-Free Cash Reserve Portfolio
                                                               $10,001--$50,000                Over $100,000





--------

(1) Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

AIM-PROXY-D

(AIM LOGO) P.O. BOX 9112
           FARMINGDALE, NY 11735

                         FOUR EASY WAYS TO VOTE YOUR PROXY

             INTERNET:   Go to www.aiminvestments.com/proxy and follow the
                         online directions.

            TELEPHONE:   Call 1-888-221-0697 and follow the simple instructions.

                 MAIL:   Vote, sign, date and return your proxy by mail.

            IN PERSON:   Vote at the Special Meeting of Shareholders.

                         PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                                              FEBRUARY 29, 2008

TAX-FREE CASH RESERVE PORTFOLIO
AN INVESTMENT PORTFOLIO OF TAX-FREE INVESTMENTS TRUST
(THE "TRUST")

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH PROPOSAL.

                          NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.

                                 PROXY MUST BE SIGNED AND DATED BELOW.

                                    Dated ______________________


                        Signature(s)(if held jointly)          (SIGN IN THE BOX)

                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer 's position with the entity.

                                                             AIM Inv "D" 07 - DH

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                         PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE
                         INK OR NUMBER 2 PENCIL.                             [x]

                         PLEASE DO NOT USE FINE POINT PENS.

                                                                                                     FOR  WITHHOLD   FOR ALL
1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until       ALL  AUTHORITY  EXCEPT*
     his or her successor is elected and qualified:                                                        FOR ALL
(01) Bob R. Baker      (05) Albert R. Dowden    (09) Prema Mathai-Davis    (13) Philip A. Taylor          NOMINEES
(02) Frank S. Bayley   (06) Jack M. Fields      (10) Lewis F. Pennock
(03) James T. Bunch    (07) Martin L. Flanagan  (11) Larry Soll, Ph.D.
(04) Bruce L. Crockett (08) Carl Frischling     (12) Raymond Stickel, Jr.
                                                                                                      0         0         0   1.
*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

                                                                                                     FOR   AGAINST   ABSTAIN

2.   To approve a new sub-advisory agreement for the Fund between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset
     Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited;
     Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco
     Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.                          0         0         0   2.

3.    To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, or a share class
      without a shareholder vote.                                                                     0         0         0   3.

4.    To approve an Agreement and Plan of Reorganization that provides for the restructuring of the Fund as a new series portfolio of Short-Term Investments Trust, an existing open-end management investment company organized as a Delaware statutory trust, the transfer of all of the Fund's assets and liabilities to the new series portfolio and the termination of
      the Fund as a designated series of the Trust.                                                   0         0         0   4.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

        PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE
                               ENCLOSED ENVELOPE.

                                                             AIM Inv "D" 07 - DH